                        File Nos. 33-37459 and 811-6200
   As filed with the Securities and Exchange Commission on November 12, 2003
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 48                                             [X]


and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 52                                                            [X]


                               SCHWAB INVESTMENTS
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
               (Address of Principal Executive Offices) (zip code)


               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000
                                 --------------

                                 Randall W. Merk
             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                     (Name and Address of Agent for Service)


                          Copies of communications to:

Richard W. Grant Esq.        John M. Loder, Esq.       Koji E. Felton, Esq.
Morgan Lewis & Bockius LLP   Ropes & Gray              Charles Schwab Investment
1701 Market Street           One International Place   Management, Inc.
Philadelphia, PA 19103       Boston, MA 02110-2624     101 Montgomery Street
                                                       120KNY-14-109
                                                       San Francisco, CA  94104


It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)

[X] On November 15, 2003, pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] On (date), pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] On (date), pursuant to paragraph (a)(ii) of Rule 485
    if appropriate, check appropriate box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment


Part C

SCHWAB BOND FUNDS


      PROSPECTUS

      November 15, 2003



      Schwab YieldPlus Fund(R)



      Schwab Short-Term Bond
      Market Fund TM



      Schwab Total Bond
      Market Fund TM



      Schwab GNMA Fund TM


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                           [CHARLES SCHWAB LOGO]

SCHWAB BOND FUNDS


      ABOUT THE FUNDS

        Schwab YieldPlus Fund(R) .........................................     2

        Schwab Short-Term Bond Market Fund TM ............................     6

        Schwab Total Bond Market Fund TM .................................    10

        Schwab GNMA Fund TM ..............................................    14

        Fund management ..................................................    18


      INVESTING IN THE FUNDS

        Buying shares ....................................................    20

        Selling/exchanging shares ........................................    22

        Transaction policies .............................................    23

        Distributions and taxes ..........................................    24

            ABOUT THE FUNDS

            THE SCHWAB YIELDPLUS FUND(R) is an ultra short bond fund, designed to offer high current income with minimal changes in share price. The fund invests primarily in investment-grade bonds. The fund offers the potential for higher yields than a money market fund. However, unlike a money market fund, its share price will fluctuate. The fund seeks to keep the average duration of its portfolio at one year or less.


            THE SCHWAB SHORT-TERM BOND MARKET FUND TM is a short-term bond fund designed to offer high current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1-5 year) U.S. Government/Credit Index. The fund invests primarily in a diversified portfolio of investment-grade debt instruments. The fund seeks to maintain an average weighted maturity of less than three years.


            THE SCHWAB TOTAL BOND MARKET FUND TM is designed to offer high current income by tracking the performance of the Lehman Brothers U.S. Aggregate Bond Index. The fund invests primarily in a diversified portfolio of investment-grade debt instruments. The fund is intended for investors seeking to fill the fixed income component of their asset allocation plan.


            THE SCHWAB GNMA FUND TM is a bond fund designed to offer current income by investing primarily in Government National Mortgage Association (GNMA) securities. GNMA guarantees payment of principal and interest on these securities, a guarantee backed by the full faith and credit of the U.S. government.


            The performance of the funds will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB YIELDPLUS FUND(R)
TICKER SYMBOLS  Investor Shares: SWYPX  Select Shares(R): SWYSX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME WITH MINIMAL CHANGES IN SHARE PRICE.

RISK MANAGEMENT

The manager may use a variety of techniques to help manage risk. Certain types of derivatives (investments whose value is based on one or more securities, rates or indices) can be effective risk management tools.

For example, the fund may buy and sell futures contracts to manage the effects of interest rate changes. By doing this, the fund has the potential to reduce the share price volatility that tends to be a characteristic of bond funds.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE (HIGH AND CERTAIN MEDIUM QUALITY, AAA TO BBB-) BONDS. These may include fixed-, variable- or floating-rate corporate, mortgage-backed and asset-backed debt securities, collateralized mortgage obligations and convertible and preferred securities from U.S. and foreign issuers.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and maturity policies. To help maintain a high degree of share price stability and preserve investors' capital, the fund seeks to keep the average duration of its portfolio at one year or less. Duration is a tool to measure interest rate risk. Historically, the fund's average maturity measurement and average duration have closely followed each other. The fund may invest in bonds with effective or final maturities of any length and may invest up to 25% of its assets in lower quality bonds (sometimes called junk bonds) that are rated as low as BB or are the unrated equivalent.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average duration based on actual or anticipated changes in interest rates or credit quality. In the event a portfolio security is downgraded below B, the manager will promptly sell the security. The manager also may use investment techniques, such as short sales, futures contracts, swap agreements and other derivatives, in seeking to increase income, reduce share price volatility and otherwise manage the fund's exposure to investment risks.

The fund's investment strategy is designed to offer the potential for somewhat higher yields than a money market fund, although unlike a money market fund, its share price will fluctuate. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.


The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, lowering fund performance and increasing the likelihood of capital gains distributions.

      Investors with investment horizons of one year or more who are seeking an alternative to a money fund or other fixed-income fund may want to consider this fund.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. Changes in interest rates also may affect the fund's share price: a sharp rise in interest rates could cause the fund's share price to fall. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund's share price. This risk is greater when the fund holds bonds with longer maturities.

THE FUND IS NOT A MONEY MARKET FUND OR A BANK DEPOSIT. Its shares are not insured or guaranteed. Because the fund's share price may move up and down, the value of your investment in the fund will fluctuate, which means you could lose money.


A DECLINE IN THE CREDIT QUALITY OF A PORTFOLIO INVESTMENT COULD CAUSE THE FUND'S SHARE PRICE TO FALL. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Lower quality bonds are considered speculative with respect to the issuer's ability to make principal and interest payments.



SOME INVESTMENTS CARRY ADDITIONAL RISKS. To the extent that the manager decides to invest in foreign or lower quality bonds, the fund takes on a greater exposure to certain risks. Prices of foreign bonds may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. Prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about an issuer, an industry or the overall economy. With certain mortgage- and asset-backed bonds, a primary risk is the possibility that the bonds may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than the market rate of interest, which could hurt the fund's yield or share price. A fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because the fund will have to reinvest that money at the lower prevailing interest rates.


THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE.
To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

--------------------------------------------------------------------------------
OTHER RISK FACTORS


While the fund may use a variety of techniques to help manage risk, they could hurt the fund's performance if they don't perform as expected.


For example, if the fund uses a technique involving a derivative, such as a futures contract, for the purpose of offsetting price changes in the fund's portfolio, but the technique does not precisely offset the price changes, the fund's share price could fall. The fund's performance also could be hurt if the counterparty to a derivative does not honor its contractual obligations to the fund.


The cost of derivatives may have the effect of increasing fund expenses. While the decision to use or not use a given risk management technique depends on market conditions, these costs could at times outweigh the benefits the fund realizes from these techniques.



The fund could lose money if the prices of securities sold short increase.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 20.


ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]

INVESTOR SHARES


00      5.75
01      5.85
02      2.64

BEST QUARTER: 2.25% Q1 2001
WORST QUARTER: (0.13%) Q4 2001
YEAR-TO-DATE PERFORMANCE AS OF 9/30/03: 1.95%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                                         Since
                                                            1 year     inception
--------------------------------------------------------------------------------
FUND
Investor Shares
  Before taxes                                               2.64        4.83 1
  After tax on distributions                                 1.02        2.57 1
  After tax on distributions and sale                        1.61        2.74 1
Select Shares(R)
  Before taxes                                               2.80        4.99 1
LEHMAN US SHORT TREASURY:
9-12 MONTHS                                                  2.97        5.28 2


1 Inception: 10/1/99.

2 From: 10/1/99.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


                                                        INVESTOR        SELECT
SHAREHOLDER FEES                                         SHARES        SHARES(R)
--------------------------------------------------------------------------------
                                                          None            None
ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                           0.31            0.31
Distribution (12b-1) fees                                 None            None
Other expenses                                            0.28            0.13
                                                        -----------------------
Total annual operating expenses                           0.59            0.44
                                                        =======================


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                                  1 year       3 years     5 years      10 years
--------------------------------------------------------------------------------
Investor Shares                    $60           $189        $329         $738
Select Shares                      $45           $141        $246         $555


4 Schwab YieldPlus Fund(R)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                      9/1/02-      9/1/01-      9/1/00-    10/1/99 1-
INVESTOR SHARES                                       8/31/03      8/31/02      8/31/01    8/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  9.75        10.00         9.92       10.00
                                                      ------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                0.30         0.42         0.62        0.61
   Net realized and unrealized gains or losses         (0.02)       (0.23)        0.08       (0.08)
                                                      ------------------------------------------------------------------------------
   Total income from investment operations              0.28         0.19         0.70        0.53
Less distributions:
   Dividends from net investment income                (0.33)       (0.44)       (0.62)      (0.61)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                        9.70         9.75        10.00        9.92
                                                      ------------------------------------------------------------------------------
Total return (%)                                        2.95         1.89         7.33        5.44 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                               0.59         0.55         0.55        0.55 3, 4
   Gross operating expenses                             0.59         0.62         0.71        0.80 3
   Net investment income                                3.08         4.36         6.03        6.72 3
Portfolio turnover rate                                  109           42          106          81
Net assets, end of period ($ x 1,000,000)                410          392          185          53



                                                      9/1/02-      9/1/01-      9/1/00-    10/1/99 1-
SELECT SHARES(R)                                      8/31/03      8/31/02      8/31/01    8/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  9.75        10.00         9.92       10.00
                                                      ------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                0.32         0.44         0.64        0.62
   Net realized and unrealized gains or losses         (0.02)       (0.24)        0.08       (0.08)
                                                      ------------------------------------------------------------------------------
   Total income from investment operations              0.30         0.20         0.72        0.54

Less distributions:
   Dividends from net investment income                (0.35)       (0.45)       (0.64)      (0.62)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                        9.70         9.75        10.00        9.92
                                                      ------------------------------------------------------------------------------
Total return (%)                                        3.10         2.04         7.50        5.58 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                               0.44         0.40         0.40        0.40 3, 5
   Gross operating expenses                             0.44         0.47         0.56        0.65 3
   Net investment income                                3.23         4.52         6.18        6.88 3
Portfolio turnover rate                                  109           42          106          81
Net assets, end of period ($ x 1,000,000)              1,476        1,443          772         219



1 Commencement of operations.


2 Not annualized.


3 Annualized.


4 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (proxy fees) had been included.


5 The ratio of net operating expenses would have been 0.41% if certain non-routine expenses (proxy fees) had been included.

SCHWAB SHORT-TERM BOND MARKET FUND TM

TICKER SYMBOL: SWBDX

--------------------------------------------------------------------------------

THE FUND SEEKS HIGH CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX.


SHORT-TERM BONDS


As a bond approaches maturity, its market value typically approaches its par value (the amount a bond-holder receives when the bond matures). Because of this, short-term bond prices are not as sensitive to interest rate changes as longer-term bond prices.



In exchange for this lower volatility, short-term bonds typically (though not always) offer lower yields than longer-term bonds.


The Lehman Brothers Mutual Fund Short (1 - 5 Year) U.S. Government/Credit Index includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Investment-grade securities are rated in the four highest credit rating categories (AAA to BBB-). Bonds are represented in the index in proportion to their market value.
--------------------------------------------------------------------------------

STRATEGY


TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN A DIVERSIFIED PORTFOLIO OF DEBT INSTRUMENTS THAT IS DESIGNED TO TRACK THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX. The fund uses the index as a guide in structuring the fund's portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index. Under normal circumstances, the dollar-weighted average maturity of the fund's portfolio is not expected to exceed three years.



The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and under normal circumstances will not invest more than 5% of its assets in high yield securities ("junk bonds"). If an instrument falls below investment-grade, the fund may continue to hold it if the investment adviser believes that it would benefit the fund. The fund may invest in fixed-, variable- or floating-rate debt instruments.



The fund may invest in debt instruments of domestic and foreign issuers, including convertible, preferred, mortgage-backed or asset-backed securities and collateralized mortgage obligations. The fund also may invest in derivative instruments, such as swap agreements, options or futures contracts. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income. The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls).



The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transactions costs will rise, lowering fund performance and increasing the likelihood of capital gain distributions.

      Investors seeking a diversified source of current income who want potentially lower volatility compared to a long-term fund may want to consider this fund.


MAIN RISKS


BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.


YOUR INVESTMENT FOLLOWS THE SHORT-TERM BOND MARKET, AS MEASURED BY THE INDEX. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund may not take steps to reduce market exposure or to lessen the effects of a declining market.


WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's short average maturity is designed to reduce this risk, but will not eliminate it. In periods of falling interest rates, the fund may be forced to reinvest the income proceeds in lower yielding securities, which may adversely affect the fund's yield. This is known as reinvestment risk.



A DECLINE IN THE CREDIT QUALITY OF A PORTFOLIO INVESTMENT COULD CAUSE THE FUND'S SHARE PRICE TO FALL. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to the issuer's ability to make principal and interest payments.



DIFFERENT TYPES OF BONDS CARRY DIFFERENT TYPES OF RISKS. To the extent that the fund is exposed to a given sector of the bond market, it takes on the risks of that sector. With certain mortgage- and asset-backed bonds, a primary risk is the possibility that the bonds may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund's yield or share price. A fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk. Prices of foreign bonds may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. Prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about an issuer, an industry or the overall economy.


--------------------------------------------------------------------------------
OTHER RISK FACTORS

The fund's other investment strategies also involve risks.


For example, the fund's investment in securities that are not included in the index may increase the gap between the performance of the fund and that of the index.



Futures contracts, which the fund may use to gain market exposure or to enhance total return, also could cause the fund to track the index less closely if they don't perform as expected.


The fund also may lend a portion of its securities to certain financial institutions. The fund's loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


The fund also could lose money if a swap agreement doesn't perform as expected or if the counterparty to a swap agreement fails to honor the agreement. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counter-party is unable to honor the agreement.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares held in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund adopted its goal and former strategy on 11/1/97; performance before that time may have been different had its current goal and strategy been in place. The fund began its current strategy on 5/6/02; performance before that time may have been different had its current strategy been in place.


ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


93      7.84
94     (2.82)
95     10.90
96      4.00
97      6.88
98      6.96
99      1.54
00      9.12
01      7.31
02      6.58

BEST QUARTER: 4.32% Q3 1992
WORST QUARTER: (2.09%) Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/03: 3.51%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                               1 year      5 years      10 years
--------------------------------------------------------------------------------
FUND
  Before taxes                                  6.58         6.27         5.76
  After tax on distributions                    4.75         4.06         3.42
  After tax on distributions
  and sale                                      4.00         3.91         3.42
LEHMAN BROTHERS MUTUAL                          8.12         7.12         6.62
FUND SHORT (1-5 YEAR) U.S.
GOVERNMENT/CREDIT INDEX


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                           None
ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                            0.29
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.29
                                                                         -------
Total annual operating expenses                                            0.58
Expense reduction                                                         (0.03)
                                                                         -------
NET OPERATING EXPENSES*                                                    0.55
                                                                         =======



* Guaranteed by Schwab and the investment adviser through 11/15/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses (after application of the expense reduction guarantee through 11/15/04). The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


         1 year             3 years               5 years               10 years
--------------------------------------------------------------------------------
          $56                 $183                 $321                   $723




8 Schwab Short-Term Bond Market Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                      9/1/02-      9/1/01-      9/1/00-    9/1/99-     9/1/98-
                                                      8/31/03      8/31/02      8/31/01    8/31/00     8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 10.07        10.08         9.65       9.66        9.90
                                                      ------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                0.34         0.50         0.59       0.57        0.50
   Net realized and unrealized gains or losses          0.07        (0.02)        0.43      (0.01)      (0.24)
                                                      ------------------------------------------------------------------------------
   Total income from investment operations              0.41         0.48         1.02       0.56        0.26
Less distributions:
   Dividends from net investment income                (0.34)       (0.49)       (0.59)     (0.57)      (0.50)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                       10.14        10.07        10.08       9.65        9.66
                                                      ------------------------------------------------------------------------------
Total return (%)                                        4.16         4.88        10.84       5.97        2.66

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                               0.43         0.35         0.35       0.35 1      0.35
   Gross operating expenses                             0.58         0.63         0.66       0.68        0.77
   Net investment income                                3.34         4.95         5.90       5.91        5.11
Portfolio turnover rate                                  124          150          248        129         195
Net assets, end of period ($ x 1,000,000)                648          493          369        219         218



1 The ratio of net operating expenses would have been 0.36% if certain non-routine expenses (proxy fees) had been included.

SCHWAB TOTAL BOND MARKET FUND TM

TICKER SYMBOL: SWLBX

--------------------------------------------------------------------------------

THE FUND SEEKS HIGH CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.


THE INDEX


The Lehman Brothers U.S. Aggregate Bond Index includes investment-grade government, corporate, mortgage-, commercial mortgage- and asset-backed bonds that are denominated in U.S. dollars and have maturities longer than one year. Investment-grade securities are rated in the four highest rating categories (AAA to BBB-). Bonds are represented in the index in proportion to their market value.




--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN A DIVERSIFIED PORTFOLIO OF DEBT INSTRUMENTS THAT IS DESIGNED TO TRACK THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. The fund uses the index as a guide in structuring the fund's portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index.


The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and under normal circumstances will not invest more than 5% of its assets in high yield securities ("junk bonds"). If an instrument falls below investment-grade, the fund may continue to hold it if the investment adviser believes that it would benefit the fund. The fund may invest in fixed-, variable- or floating-rate debt instruments.



The fund may invest in debt instruments of domestic and foreign issuers, including convertible, preferred, mortgage-backed or asset-backed securities and collateralized mortgage obligations. The fund also may invest in derivative instruments, such as swap agreements, options or futures contracts. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income. The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls).



The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, lowering fund performance and increasing the likelihood of capital gain distributions.

      This fund is designed for investors seeking to fill the fixed income component of their asset allocation plan, who can accept higher risk in exchange for potentially higher long-term returns compared to a short-term fund.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE BOND MARKET, AS MEASURED BY THE INDEX. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund may not take steps to reduce market exposure or to lessen the effects of a declining market.


WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be. In periods of falling interest rates, the fund may be forced to reinvest the income proceeds in lower yielding securities, which may adversely affect the fund's yield. This is known as reinvestment risk.



A DECLINE IN THE CREDIT QUALITY OF A PORTFOLIO INVESTMENT COULD CAUSE THE FUND'S SHARE PRICE TO FALL. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to the issuer's ability to make principal and interest payments.



DIFFERENT TYPES OF BONDS CARRY DIFFERENT TYPES OF RISKS. To the extent that the fund is exposed to a given sector of the bond market, it takes on the risks of that sector. With certain mortgage- and asset-backed bonds, a primary risk is the possibility that the bonds may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund's yield or share price. A fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk. Prices of foreign bonds may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. Prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about an issuer, an industry or the overall economy.


--------------------------------------------------------------------------------
OTHER RISK FACTORS

The fund's other investment strategies also involve risks.

For example, the fund's investment in securities that are not included in the index may increase the gap between the performance of the fund and that of the index.

Futures contracts, which the fund may use to gain market exposure or to enhance total return, also could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions. The fund's loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


The fund also could lose money if a swap agreement doesn't perform as expected or if the counterparty to a swap agreement fails to honor the agreement. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares held in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund adopted its goal and former strategy on 11/1/97; performance before that time may have been different had its current goal and strategy been in place. The fund began its current strategy on 5/6/02; performance before that time may have been different had its current strategy been in place.


ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


94          (5.74)
95          22.47
96           1.06
97           9.98
98           8.41
99          (1.04)
00          11.09
01           8.16
02           8.77

BEST QUARTER: 6.79% Q2 1995
WORST QUARTER: (4.83%) Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/2003: 4.04%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                                         Since
                                       1 year         5 years          inception
--------------------------------------------------------------------------------
FUND
  Before taxes                          8.77           7.00              6.93 1
  After tax on distributions            6.69           4.46              4.28 1
  After tax on distributions            5.39           4.33              4.21 1
  and sale
LEHMAN BROTHERS U.S.
AGGREGATE BOND INDEX                   10.25           7.54              7.18 2


1 Inception: 3/5/93.

2 From: 3/5/93.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                           None
ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                            0.26
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.28
                                                                         -------
Total annual operating expenses*                                           0.54
                                                                         =======



* Guaranteed by Schwab and the investment adviser not to exceed 0.55% through 11/15/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


                1 year            3 years            5 years            10 years
--------------------------------------------------------------------------------
                 $55                $173               $302               $677



 12  Schwab Total Bond Market Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                      9/1/02-      9/1/01-      9/1/00-    9/1/99-     9/1/98-
                                                      8/31/03      8/31/02      8/31/01    8/31/00     8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 10.22        10.24         9.65       9.58       10.18
                                                     -------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                0.34         0.47         0.60       0.61        0.55
   Net realized and unrealized gains or losses          0.10         0.13         0.59       0.07       (0.53)
                                                     -------------------------------------------------------------------------------
   Total income from investment operations              0.44         0.60         1.19       0.68        0.02
Less distributions:
   Dividends from net investment income                (0.37)       (0.46)       (0.60)     (0.61)      (0.55)
   Distributions from net realized gains               (0.09)       (0.16)          --         --       (0.07)
                                                     -------------------------------------------------------------------------------
   Total distributions                                 (0.46)       (0.62)       (0.60)     (0.61)      (0.62)
                                                     ------------------------------------------------------------------------------
Net asset value at end of period                       10.20        10.22        10.24       9.65        9.58
                                                     -------------------------------------------------------------------------------
Total return (%)                                        4.37         6.18        12.68       7.36        0.14

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                               0.43         0.35         0.35       0.35 1      0.35
   Gross operating expenses                             0.54         0.57         0.58       0.63        0.74
   Net investment income                                3.36         4.66         6.00       6.42        5.55
Portfolio turnover rate                                  121           74          153        135         174
Net assets, end of period ($ x 1,000,000)              1,025        1,053          926        647         480



1 The ratio of net operating expenses would have been 0.36% if certain non-routine expenses (proxy fees) had been included.

SCHWAB GNMA FUND TM

TICKER SYMBOLS  Investor Shares: SWGIX  Select Shares(R): SWGSX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.

GNMA SECURITIES


GNMA is a government-owned corporation and a federal agency. GNMA-guaranteed securities represent interests in pools of residential mortgage loans.


GNMA guarantees payment of principal and interest on these securities, a guarantee backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------

STRATEGY


TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) SECURITIES. The fund will notify its shareholders at least 60 days before changing this policy. In addition to GNMA securities, the fund may invest in securities issued by the U.S. government or its other agencies and instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs").



The fund may also invest in mortgage-backed and asset-backed securities, collateralized mortgage obligations, repurchase agreements, commercial paper and derivatives (financial contracts whose value is based on, or derived from, an underlying asset, rate or index), such as swap agreements, structured notes, options and futures contracts.



In addition, the fund may invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements or mortgage dollar rolls). To earn additional income, the fund may lend portfolio securities to certain financial institutions. The fund is not subject to any maturity or duration restrictions.



For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, it may not achieve its investment goal.



The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, lowering fund performance and increasing the likelihood of capital gain distributions.

      The fund is designed for investors seeking current income consistent with the high credit quality of GNMA securities.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, PRICES OF GNMA SECURITIES AND OTHER BONDS USUALLY FALL, and with them the fund's share price. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.


GNMA, MORTGAGE- AND ASSET-BACKED SECURITIES MAY BE PAID OFF EARLIER OR LATER THAN EXPECTED, POTENTIALLY AFFECTING FUND PERFORMANCE. Prices and yields of these securities reflect market expectations of future interest rate behavior. If interest rates do not behave as anticipated, yields and prices of these securities could be affected. A fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because the fund will have to reinvest that money at the lower prevailing interest rates.


DERIVATIVES MAY INVOLVE DIFFERENT OR GREATER RISKS THAN THOSE ASSOCIATED WITH INVESTING DIRECTLY IN BONDS OR OTHER TRADITIONAL INVESTMENTS. In addition to the risks described above, derivatives involve the risks that the counterparty to a transaction may not fulfill its contractual obligations and that changes in the value of the derivative may not correlate with the underlying asset, rate or index. If the fund invests in a derivative, it could lose more than the principal amount invested.

Some transactions, such as reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities.

THE MANAGER'S MATURITY DECISIONS WILL ALSO AFFECT FUND PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

--------------------------------------------------------------------------------
OTHER RISK FACTORS


A decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in GNMA securities, which are guaranteed by the full faith and credit of the U.S. government, the fund may also invest in securities that are not guaranteed or insured by the U.S. government; including, for example, securities issued by Freddie Mac, Fannie Mae and FHLBs. The fund could lose money if an issuer or guarantor of these other investments fails to make timely principal or interest payments or otherwise honor its obligations.


The fund also may lend a portion of its securities to certain financial institutions. The fund's loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.
--------------------------------------------------------------------------------

PERFORMANCE


Because this is a new fund, tables reflecting the fund's annual total returns and average annual total return are not included. This information will appear in a future version of the fund's prospectus.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


                                                        INVESTOR        SELECT
SHAREHOLDER FEES                                         SHARES        SHARES(R)
--------------------------------------------------------------------------------
                                                          None           None
ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                           0.45           0.45
Distribution (12b-1) fees                                 None           None
Other expenses*                                           0.54           0.38
                                                        ------------------------
Total annual operating expenses                           0.99           0.83

Expense reduction                                        (0.25)         (0.28)
                                                        ------------------------
NET OPERATING EXPENSES**                                  0.74           0.55
                                                        ========================



*  Based on estimated expenses for the current fiscal year.



** Guaranteed by Schwab and the investment adviser through 11/15/04 (excluding interest, taxes and certain non-routine expenses).


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                                                         1 year          3 years
--------------------------------------------------------------------------------
Investor Shares                                            $76             $290
Select Shares                                              $56             $237




16 Schwab GNMA Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total Return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                             3/3/03 1-
INVESTOR SHARES                                              8/31/03
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        10.00
                                                             -----------------------------------------------------------------------
Income from investment operations:
   Net investment income                                       0.06
   Net realized and unrealized gains or losses                (0.17)
                                                             -----------------------------------------------------------------------
   Total income from investment operations                    (0.11)
Less distributions:
   Dividends from net investment income                       (0.20)
                                                             -----------------------------------------------------------------------
Net asset value at end of period                               9.69
                                                             -----------------------------------------------------------------------
Total return (%)                                              (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                        -- 3
   Gross operating expenses                                    0.99 3
   Net investment income                                       1.37 3
Portfolio turnover rate                                         105
Net assets, end of period ($ x 1,000,000)                        21



                                                             3/3/03 1-
SELECT SHARES(R)                                             8/31/03
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        10.00
                                                             -----------------------------------------------------------------------
Income from investment operations:
   Net investment income                                       0.06
   Net realized and unrealized gains or losses                (0.17)
                                                             -----------------------------------------------------------------------
   Total income from investment operations                    (0.11)
Less distributions:
   Dividends from net investment income                       (0.20)
                                                             -----------------------------------------------------------------------
Net asset value at end of period                               9.69
                                                             -----------------------------------------------------------------------
Total return (%)                                              (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                        -- 3
   Gross operating expenses                                    0.83 3
   Net investment income                                       1.37 3
Portfolio turnover rate                                         105
Net assets, end of period ($ x 1,000,000)                        28



1 Commencement of operations.



2 Not annualized.



3 Annualized.

            FUND MANAGEMENT


The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $145 billion under management.



            The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 6 million accounts. (All figures on this page are as of 8/31/03.)



            As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/03, these fees were 0.31% for the Schwab YieldPlus Fund(R), 0.14% for the Schwab Short-Term Bond Market Fund TM, 0.15% for the Schwab Total Bond Market Fund TM and 0.00% for the Schwab GNMA Fund TM. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



            KIMON DAIFOTIS, CFA, is a vice president and senior portfolio manager of the investment adviser. He joined the firm in September 1997 and has overall responsibility for the management of the funds. Prior to joining Schwab, he worked for more than 20 years in research and asset management.



            MICHAEL SHEARER, PH.D., is a vice president and senior portfolio manager of the investment adviser. He joined the firm in February 2003 and has day-to-day responsibility for the management of the Schwab GNMA Fund. Prior to joining Schwab, he worked for 16 years in portfolio management and quantitative research.

            INVESTING IN THE FUNDS


            As a SchwabFunds(R) investor, you have a number of ways to do business with us.

            On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a class share and a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as Money-Link(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------

BUYING SHARES

Shares of the funds may be purchased through a Schwab account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

STEP 1


CHOOSE A FUND AND SHARE CLASS (IF APPLICABLE), then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each fund and share class.



                                 MINIMUM          MINIMUM
              SHARE              INITIAL          ADDITIONAL       MINIMUM
FUND          CLASS              INVESTMENT       INVESTMENT       BALANCE
--------------------------------------------------------------------------------
SCHWAB        INVESTOR           $2,500           $500             $1,000
YIELD/PLUS    SHARES             ($1,000 for      ($100 for        ($500 for
FUND(R)                          retirement       Automatic        retirement
                                 and custodial    Investment       and custodial
                                 accounts)        Plan)            accounts)
              SELECT SHARES(R)   $50,000          $1,000           $40,000
--------------------------------------------------------------------------------
SCHWAB                           $2,500           $500             $1,000
SHORT-TERM                       ($1,000 for      ($100 for        ($500 for
BOND MARKET                      retirement       Automatic        retirement
FUND                             and custodial    Investment       and custodial
                                 accounts)        Plan)            accounts)
--------------------------------------------------------------------------------
SCHWAB                           $2,500           $500             $1,000
TOTAL BOND                       ($1,000 for      ($100 for        ($500 for
MARKET                           retirement       Automatic        retirement
FUND                             and custodial    Investment       and custodial
                                 accounts)        Plan)            accounts)
--------------------------------------------------------------------------------
SCHWAB        INVESTOR           $2,500           $500             $1,000
GNMA          SHARES             ($1,000 for      ($100 for        ($500 for
FUND                             retirement       custodial        retirement
                                 and custodial    accounts and     and custodial
                                 accounts)        Automatic        accounts)
                                                  Investment
                                                  Plan)
              SELECT SHARES      $50,000          $1,000           $40,000
--------------------------------------------------------------------------------



20 Investing in the funds

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
--------------------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are invested
                       automatically in shares of your fund or share class, as
                       applicable.

CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund or share class, as applicable.

CASH You receive payment for all dividends and capital gain distributions.

STEP 3


PLACE YOUR ORDER. Use any of the methods described on the next page. Make checks payable to Charles Schwab and Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange shares become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments TM or variable NAV funds and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET
www.schwab.com

SCHWAB BY PHONE TM 1
Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

SCHWABLINK(R)
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.

MAIL
Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812

IN PERSON 1
Visit the nearest Charles Schwab branch office.


You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.



1 Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.



22 Investing in the funds

TRANSACTION POLICIES


THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.



Orders to buy, sell or exchange shares that are received in good order on or prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day. Orders to buy shares that are accepted prior to the close of a fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of a fund on a given day generally will receive that day's dividend.


If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them to be unreliable, the funds may value securities based on fair values developed using methods approved by the funds' Board of Trustees.


Because foreign markets are often open on weekends and other days when the Schwab YieldPlus Fund(R), Schwab Short-Term Bond Market Fund TM, Schwab Total Bond Market Fund TM and Schwab GNMA Fund TM are closed, the value of these funds' portfolios may change on days when it is not possible to buy or sell shares of the funds.


THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT RIGHT.

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for your fund or share class, as applicable, as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations and orders that appear to be associated with short-term trading activities.


- To change or waive a fund's or share class' investment minimums.


- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES


ANY INVESTMENT IN A FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.


AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the last business day of every month. The funds expect to pay any capital gain distributions every year, typically in December, to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

DIVIDENDS DERIVED FROM U.S. GOVERNMENT SECURITIES ARE GENERALLY EXEMPT FROM STATE AND LOCAL INCOME TAXES. However, some states may limit this benefit, and some agency-backed securities may not qualify for tax-exempt status.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.

FOR TAX PURPOSES, AN EXCHANGE BETWEEN FUNDS IS DIFFERENT FROM AN EXCHANGE BETWEEN CLASSES. An exchange between funds is considered a sale. An exchange between classes within the fund is not reported as a taxable sale.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund declared during the previous calendar year including the percentage of dividends paid that may qualify for tax-exempt status. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


24 Investing in the funds

NOTES

SCHWAB YIELDPLUS FUND(R)



SCHWAB SHORT-TERM BOND MARKET FUND TM



SCHWAB TOTAL BOND MARKET FUND TM



SCHWAB GNMA FUND TM


      PROSPECTUS

      November 15, 2003


                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.


For a free copy of any of these documents or to request other information or ask questions about the funds, call SchwabFunds at 1-800-435-4000. In addition, you may visit SchwabFunds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus or an annual or semi-annual report.



The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.



SEC FILE NUMBER
Schwab YieldPlus Fund(R)               811-6200
Schwab Short-Term Bond Market Fund TM  811-6200
Schwab Total Bond Market Fund TM       811-6200
Schwab GNMA Fund TM                    811-6200



REG14271FLT-06

SCHWAB TAX-FREE BOND FUNDS


      PROSPECTUS

      November 15, 2003



      Schwab Short/Intermediate
      Tax-Free Bond Fund TM



      Schwab Long-Term Tax-Free
      Bond Fund TM



      Schwab California
      Short/Intermediate Tax-Free
      Bond Fund TM



      Schwab California Long-Term
      Tax-Free Bond Fund TM


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


This prospectus does not offer for sale and is not a solicitation of offers to purchase shares of certain funds described herein in those states and jurisdictions where the funds are not registered and/or qualified for sale.



                                                           [CHARLES SCHWAB LOGO]

SCHWAB TAX-FREE BOND FUNDS

      ABOUT THE FUNDS


        Schwab Short/Intermediate
        Tax-Free Bond Fund TM ..............................................   2

        Schwab Long-Term Tax-Free Bond Fund TM .............................   6

        Schwab California Short/Intermediate
        Tax-Free Bond Fund TM ..............................................  10

        Schwab California Long-Term
        Tax-Free Bond Fund TM ..............................................  14


        Fund management ....................................................  18

      INVESTING IN THE FUNDS

        Buying shares ......................................................  20

        Selling/exchanging shares ..........................................  21

        Transaction policies ...............................................  22

        Distributions and taxes ............................................  23

            ABOUT THE FUNDS


            The Schwab Tax-Free Bond Funds seek to provide high current income exempt from federal income tax and, in the case of the California funds, California personal income tax. Each fund has a similar investment goal but uses a different strategy.



            Because these funds invest primarily in municipal bonds, their dividends are generally exempt from federal income tax. Dividends from the California funds are generally exempt from California personal income tax as well. Each fund also seeks to lower risks by investing across different sectors of the municipal bond market.


            The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND TM

TICKER SYMBOL: SWITX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION.

SHORTER MATURITIES

As a bond approaches maturity, its market value typically moves closer to its par value (the amount of the bond's principal value, which a bondholder receives when the bond matures).

Investing in short- and intermediate-term bonds is a common strategy for reducing price volatility and other risks. In exchange for these lower risks, short- and intermediate-term bonds typically (though not always) offer lower yields than longer term bonds.
--------------------------------------------------------------------------------

STRATEGY


TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA TO BBB-). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including federal alternative minimum tax. To help preserve investors' capital, the fund seeks to keep the average maturity of its portfolio between two and five years.



The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal and, as a result, may not achieve its investment objective.

      Individuals in higher tax brackets who are seeking tax-exempt income along with the potential for lower volatility may want to consider this fund.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's short-to-intermediate maturity is designed to reduce this risk, but will not eliminate it. A fall in interest rates could hurt the fund as well, by lowering its yield. This is because issuers tend to pay off their bonds when interest rates fall, often forcing the fund to reinvest in lower-yielding securities.


STATE AND REGIONAL FACTORS COULD AFFECT THE FUND'S PERFORMANCE. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, the fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.


A DECLINE IN THE CREDIT QUALITY OF A PORTFOLIO INVESTMENT COULD CAUSE THE FUND'S SHARE PRICE TO FALL. Although the fund invests primarily in investment-grade municipal securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


94        (1.12)
95         9.28
96         3.54
97         5.17
98         4.78
99         0.51
00         6.68
01         4.42
02         7.61

BEST QUARTER: 3.16% Q2 2002
WORST QUARTER: (2.33%) Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/03: 3.08%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                                         Since
                                            1 year       5 years       Inception
--------------------------------------------------------------------------------
FUND
 Before taxes                                7.61          4.77          4.65 1
 After tax on distributions                  7.61          4.77          4.65 1
 After tax on distributions
 and sale                                    5.93          4.58          4.52 1
LEHMAN BROTHERS THREE-
YEAR MUNICIPAL BOND INDEX                    6.72          5.32          5.09 2


1 Inception: 4/21/93.

2 From: 4/21/93.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                           None
ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                            0.30
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.33
                                                                          ------
Total annual operating expenses*                                           0.63
                                                                          ======



* Guaranteed by Schwab and the investment adviser not to exceed 0.65% through 11/15/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


         1 year              3 years            5 years            10 years
--------------------------------------------------------------------------------
           $64                $202                $351               $786




4 Schwab Short/Intermediate Tax-Free Bond Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                    9/1/02-      9/1/01-      9/1/00-      9/1/99-      9/1/98-
                                                    8/31/03      8/31/02      8/31/01      8/31/00      8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               10.63        10.42        10.08        10.05        10.26
                                                    --------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                              0.30         0.35         0.39         0.41         0.40
   Net realized and unrealized gains or losses       (0.04)        0.20         0.34         0.03        (0.21)
                                                    --------------------------------------------------------------------------------
   Total income from investment operations            0.26         0.55         0.73         0.44         0.19
Less distributions:
   Dividends from net investment income              (0.30)       (0.34)       (0.39)       (0.41)       (0.40)
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                     10.59        10.63        10.42        10.08        10.05
                                                    --------------------------------------------------------------------------------
Total return (%)                                      2.50         5.37         7.42         4.50         1.86

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                             0.60         0.49         0.49         0.49 1       0.49
   Gross operating expenses                           0.63         0.70         0.73         0.75         0.81
   Net investment income                              2.83         3.29         3.84         4.11         3.87
Portfolio turnover rate                                 11           28           14           11            8
Net assets, end of period ($ x 1,000,000)              159          139          109           76           87



1 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had been included.

SCHWAB LONG-TERM TAX-FREE BOND FUND TM

TICKER SYMBOL: SWNTX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION.

MATURITY AND YIELD


Bond yields typically are higher the longer the bond's maturity. By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab Short/Intermediate Tax-Free Bond Fund TM.


Maintaining a longer average maturity does carry certain risks, and investors should expect this fund's share price to fluctuate more than that of the Schwab Short/ Intermediate Tax-Free Bond Fund.
--------------------------------------------------------------------------------

STRATEGY


TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA TO BBB-). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including federal alternative minimum tax. The fund seeks to maintain an average maturity in its portfolio of at least ten years.



The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal and, as a result, may not achieve its investment objective.

      This fund is designed for individuals in higher tax brackets who are interested in high current tax-exempt income and can accept a higher degree of risk to their investment.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's comparatively long maturity will tend to make it more sensitive to this risk than funds with shorter average maturities.


STATE AND REGIONAL FACTORS COULD AFFECT THE FUND'S PERFORMANCE. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, the fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.


A DECLINE IN THE CREDIT QUALITY OF A PORTFOLIO INVESTMENT COULD CAUSE THE FUND'S SHARE PRICE TO FALL. Although the fund invests primarily in investment-grade municipal securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


93         13.61
94         (7.04)
95         18.14
96          4.18
97          9.83
98          6.14
99         (7.31)
00         15.61
01          3.80
02         10.90

BEST QUARTER: 8.03% Q1 1995
WORST QUARTER: (5.88%) Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/03: 4.40%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                               1 year      5 years      10 years
--------------------------------------------------------------------------------
FUND
 Before taxes                                   10.90        5.54         6.46
 After tax on distributions                     10.90        5.51         6.41
 After tax on distributions
 and sale                                        8.47        5.35         6.20
LEHMAN BROTHERS GENERAL
MUNICIPAL BOND INDEX                             9.60        6.06         6.70


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                           None
ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                            0.30
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.35
                                                                          ------
Total annual operating expenses*                                           0.65
                                                                          ======



* Guaranteed by Schwab and the investment adviser not to exceed 0.65% through 11/15/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


          1 year               3 years                5 years           10 years
--------------------------------------------------------------------------------
           $66                  $208                   $362              $810




8 Schwab Long-Term Tax-Free Bond Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                    9/1/02-      9/1/01-      9/1/00-      9/1/99-      9/1/98-
                                                    8/31/03      8/31/02      8/31/01      8/31/00      8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               11.05        10.87        10.24        10.11        11.01
                                                    --------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                              0.45         0.49         0.50         0.50         0.50
   Net realized and unrealized gains or losses       (0.01)        0.17         0.63         0.13        (0.85)
                                                    --------------------------------------------------------------------------------
   Total income from investment operations            0.44         0.66         1.13         0.63        (0.35)
Less distributions:
   Dividends from net investment income              (0.45)       (0.48)       (0.50)       (0.50)       (0.50)
   Distributions from net realized gains                --           --           --           --        (0.05)
                                                    --------------------------------------------------------------------------------
   Total distributions                               (0.45)       (0.48)       (0.50)       (0.50)       (0.55)
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                     11.04        11.05        10.87        10.24        10.11
                                                    --------------------------------------------------------------------------------
Total return (%)                                      4.01         6.24        11.29         6.59        (3.34)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                             0.62         0.49         0.49         0.49 1       0.49
   Gross operating expenses                           0.65         0.74         0.74         0.76         0.81
   Net investment income                              4.06         4.49         4.73         5.11         4.59
Portfolio turnover rate                                 22           25           35           25           35
Net assets, end of period ($ x 1,000,000)               81           85           88           76           90



1 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had been included.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE
TAX-FREE BOND FUND TM

TICKER SYMBOL: SWCSX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION.

SHORTER MATURITIES


As a bond approaches maturity, its market value typically moves closer to its par value (the amount of the bond's principal value, which a bond-holder receives when the bond matures).



Investing in short- and intermediate-term bonds is a common strategy for reducing price volatility and other risks. In exchange for these lower risks, short- and intermediate-term bonds typically (though not always) offer lower yields than longer term bonds.

--------------------------------------------------------------------------------

STRATEGY


TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA TO BBB-)-- FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and federal alternative minimum tax. To help preserve investors' capital, the fund seeks to keep the average maturity of its portfolio between two and five years.



The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of credit-worthiness or liquidity.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal and, as a result, may not achieve its investment objective.

      California taxpayers who are seeking double tax-exempt income along with the potential for lower volatility may want to consider this fund.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's short-to-intermediate maturity is designed to reduce this risk, but will not eliminate it. A fall in interest rates could hurt the fund as well, by lowering its yield. This is because issuers tend to pay off their bonds when interest rates fall, often forcing the fund to reinvest in lower-yielding securities.


THIS FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY THE STATE OF CALIFORNIA AND ITS MUNICIPALITIES. The fund's share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, the fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.


A DECLINE IN THE CREDIT QUALITY OF A PORTFOLIO INVESTMENT COULD CAUSE THE FUND'S SHARE PRICE TO FALL. Although the fund invests primarily in investment-grade municipal securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


94         (2.08)
95         10.46
96          3.90
97          5.19
98          4.83
99          0.66
00          7.25
01          4.90
02          6.12

BEST QUARTER: 3.62% Q1 1995
WORST QUARTER: (2.45%) Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/03: 2.71%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                                         Since
                                               1 year     5 years      inception
--------------------------------------------------------------------------------
FUND
 Before taxes                                   6.12        4.73         4.66 1
 After tax on distributions                     6.12        4.73         4.66 1
 After tax on distributions
 and sale                                       5.03        4.54         4.53 1
LEHMAN BROTHERS THREE-
YEAR MUNICIPAL BOND INDEX                       6.72        5.32         5.10 2


1 Inception: 4/21/93.

2 From: 4/21/93.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                           None
ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                            0.30
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.30
                                                                          ------
Total annual operating expenses*                                           0.60
                                                                          ======



* Guaranteed by Schwab and the investment adviser not to exceed 0.65% through 11/15/04 (excluding interest, taxes and certain non-routine expenses).


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


          1 year               3 years                5 years           10 years
--------------------------------------------------------------------------------
           $61                  $192                   $335              $750




12 Schwab California Short/Intermediate Tax-Free Bond Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                    9/1/02-      9/1/01-      9/1/00-      9/1/99-      9/1/98-
                                                    8/31/03      8/31/02      8/31/01      8/31/00      8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               10.66        10.51        10.22        10.09        10.26
                                                    --------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                              0.32         0.34         0.40         0.39         0.39
   Net realized and unrealized gains or losses       (0.09)        0.15         0.29         0.13        (0.17)
                                                    --------------------------------------------------------------------------------
   Total income from investment operations            0.23         0.49         0.69         0.52         0.22
Less distributions:
   Dividends from net investment income              (0.32)       (0.34)       (0.40)       (0.39)       (0.39)
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                     10.57        10.66        10.51        10.22        10.09
                                                    --------------------------------------------------------------------------------
Total return (%)                                      2.15         4.66         6.95         5.32         2.16

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                             0.58         0.49         0.49         0.49 1       0.49
   Gross operating expenses                           0.60         0.66         0.67         0.71         0.77
   Net investment income                              2.96         3.29         3.83         3.91         3.81
Portfolio turnover rate                                 11           17           30           42            7
Net assets, end of period ($ x 1,000,000)              174          184          145          124          126



1 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had been included.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND TM

TICKER SYMBOL: SWCAX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION.

MATURITY AND YIELD


Bond yields typically are higher the longer the bond's maturity. By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab California Short/Intermediate Tax-Free Bond Fund TM.


Maintaining a longer average maturity does carry certain risks, and investors should expect this fund's share price to fluctuate more than that of the Schwab California Short/Intermediate Tax-Free Bond Fund.
--------------------------------------------------------------------------------

STRATEGY


TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA TO BBB-)-- FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and federal alternative minimum tax. The fund seeks to maintain an average maturity in its portfolio of at least ten years.



The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal and, as a result, may not achieve its investment objective.

      This fund is designed for California taxpayers who want double tax-exempt income and can accept higher risk in exchange for potentially higher long-term returns.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's comparatively long average maturity will tend to make it more sensitive to this risk than funds with shorter average maturities.


THIS FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY THE STATE OF CALIFORNIA AND ITS MUNICIPALITIES. The fund's share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, the fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.


A DECLINE IN THE CREDIT QUALITY OF A PORTFOLIO INVESTMENT COULD CAUSE THE FUND'S SHARE PRICE TO FALL. Although the fund invests primarily in investment-grade municipal securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


93           12.88
94           (8.75)
95           19.63
96            4.33
97           10.04
98            6.43
99           (6.14)
00           15.22
01            4.92
02            8.17

BEST QUARTER: 8.47% Q1 1995
WORST QUARTER: (6.74%) Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/03: 3.00%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                             1 year        5 years      10 years
--------------------------------------------------------------------------------
FUND
 Before taxes                                 8.17           5.49          6.33
 After tax on distributions                   8.17           5.49          6.29
 After tax on distributions
 and sale                                     6.82           5.36          6.11
LEHMAN BROTHERS GENERAL
MUNICIPAL BOND INDEX                          9.60           6.06          6.70


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                           None
ANNUAL OPERATING EXPENSE (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                            0.30
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.30
                                                                          ------
Total annual operating expenses                                            0.60
                                                                          ======



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


          1 year               3 years                5 years           10 years
--------------------------------------------------------------------------------
           $61                  $192                   $335              $750




16 Schwab California Long-Term Tax-Free Bond Fund TM

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                    9/1/02-      9/1/01-      9/1/00-      9/1/99-      9/1/98-
                                                    8/31/03      8/31/02      8/31/01      8/31/00      8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               11.69        11.63        11.06        10.82        11.52
                                                    --------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                              0.49         0.53         0.55         0.55         0.54
   Net realized and unrealized gains or losses       (0.24)        0.05         0.57         0.24        (0.70)
                                                    --------------------------------------------------------------------------------
   Total income from investment operations            0.25         0.58         1.12         0.79        (0.16)
Less distributions:
   Dividends from net investment income              (0.49)       (0.52)       (0.55)       (0.55)       (0.54)
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                     11.45        11.69        11.63        11.06        10.82
                                                    --------------------------------------------------------------------------------
Total return (%)                                      2.14         5.14        10.38         7.67        (1.57)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                             0.58         0.49         0.49         0.49 1       0.49
   Gross operating expenses                           0.60         0.64         0.65         0.69         0.75
   Net investment income                              4.16         4.58         4.86         5.19         4.69
Portfolio turnover rate                                 29           34           37           36           55
Net assets, end of period ($ x 1,000,000)              194          238          215          179          202



1 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had been included.

            FUND MANAGEMENT


The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $145 billion under management.



            The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 6 million accounts. (All figures on this page are as of 8/31/03.)



            As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/03, these fees were 0.27% for the Schwab Short/Intermediate Tax-Free Bond Fund TM, 0.27% for the Schwab Long-Term Tax-Free Bond Fund TM, 0.28% for the Schwab California Short/Intermediate Tax-Free Bond Fund TM and 0.28% for the Schwab California Long-Term Tax-Free Bond Fund TM. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



            JOANNE LARKIN, a vice president and senior portfolio manager of the investment adviser, has had overall responsibility for the management of each fund since inception. Prior to joining the firm in February 1992, she worked for more than eight years in research and asset management at another firm.

            INVESTING IN THE FUNDS

            As a SchwabFunds(R) investor, you have a number of ways to do business with us.

            On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------

BUYING SHARES

Shares of the funds may be purchased through a Schwab account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

STEP 1

CHOOSE A FUND, then decide how much you want to invest.

MINIMUM INITIAL                MINIMUM ADDITIONAL
INVESTMENT                     INVESTMENTS                 MINIMUM BALANCE
--------------------------------------------------------------------------------
$2,500                         $500                        $1,000
($1,000 for custodial          ($100 for Automatic         ($500 for custodial
accounts)                      Investment Plan)            accounts)

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
--------------------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are invested
                       automatically in shares of your fund.

CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.

CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab and Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.


20 Investing in the funds

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments TM as well as variable NAV funds and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET
www.schwab.com


SCHWAB BY PHONE TM 1
Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).


SCHWABLINK(R)
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.

MAIL
Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812


IN PERSON 1
Visit the nearest Charles Schwab branch office.



You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.



1 Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.



--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for Schwab-Link transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.


Please note that orders to buy, sell or exchange shares become irrevocable at the time you mail them.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations or orders that appear to be associated with short-term trading activities.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------

TRANSACTION POLICIES


THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.



Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day. Orders to buy shares that are accepted prior to the close of a fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of a fund on a given day generally will receive that day's dividend.



If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.


In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them to be unreliable, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.


22 Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the last business day of every month. The funds expect to pay any capital gain distributions every year, typically in December, to all shareholders of record.


THE FUNDS' DISTRIBUTIONS MAY HAVE TAX CONSEQUENCES. Typically, dividends of the Schwab Short/Intermediate Tax-Free Bond Fund TM and Schwab Long-Term Tax-Free Bond Fund TM are exempt from federal income tax, but are subject to state and local income taxes. A portion of each of these funds' dividends may be exempt from state or local income taxes, depending on the extent to which the fund invests in bonds that are tax-exempt in your state. Dividends from Schwab California Short/Intermediate Tax-Free Bond Fund TM and Schwab California Long-Term Tax-Free Bond Fund TM typically are exempt from federal and California personal income taxes. Some securities the funds may invest in produce income that is subject to the federal alternative minimum tax (AMT). To the extent that a fund invests in these securities, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from that fund. Each fund's capital gain distributions, if any, generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. Each fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.

Distributions and taxes continued


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year, including a breakdown of the fund's income from each state. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.



24 Investing in the funds

NOTES

SCHWAB TAX-FREE BOND FUNDS



      PROSPECTUS
      November 15, 2003


                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE


This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.


SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.



THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.



For a free copy of any of these documents or to request other information or ask questions about the funds, call SchwabFunds at 1-800-435-4000. In addition, you may visit SchwabFunds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus or an annual or semi-annual report.



The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.



SEC FILE NUMBER
Schwab Tax-Free Bond Funds       811-6200



REG14272FLT-05

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS



SCHWAB SHORT-TERM BOND MARKET FUND TM                SCHWAB CALIFORNIA SHORT/INTERMEDIATE
SCHWAB TOTAL BOND MARKET FUND TM                     TAX-FREE BOND FUND TM
SCHWAB SHORT/INTERMEDIATE TAX-FREE                   SCHWAB CALIFORNIA LONG-TERM TAX-FREE
BOND FUND TM                                         BOND FUND TM
SCHWAB LONG-TERM TAX-FREE BOND FUND TM               SCHWAB YIELDPLUS FUND(R)
                                                     SCHWAB GNMA FUND TM





                                NOVEMBER 15, 2003



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectuses dated November 15, 2003 (as amended from time to time).


To obtain a copy of the prospectuses, please contact SchwabFunds(R) at 1-800-435-4000, day or night, or write to the funds at P.O. Box 3815, Englewood, CO 80155-3815. For TDD service call 1-800-345-2550, day or night. The prospectuses also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

Each fund is a series of Schwab Investments (the trust).

The funds' most recent annual reports are separate documents supplied with the SAI and include the funds' audited financial statements, which are incorporated by reference into this SAI.




                                TABLE OF CONTENTS


                                                                                             Page
                                                                                             ----
INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS............................2
MANAGEMENT OF THE FUNDS........................................................................40
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................60
INVESTMENT ADVISORY AND OTHER SERVICES.........................................................61
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................................64
DESCRIPTION OF THE TRUST.......................................................................67
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES..................68
TAXATION.......................................................................................70
CALCULATION OF PERFORMANCE DATA................................................................74
APPENDIX - RATINGS OF INVESTMENT SECURITIES....................................................81

      INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES


SCHWAB SHORT-TERM BOND MARKET FUND TM
SCHWAB TOTAL BOND MARKET FUND TM


Each fund's investment objective is to attempt to provide a high level of current income consistent with preservation of capital by seeking to track the investment results of a particular bond index through the use of an indexing strategy.

The indexes are the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index for the Schwab Short-Term Bond Market Fund (the Short-Term Index), and the Lehman Brothers U.S. Aggregate Bond Index for the Schwab Total Bond Market Fund (the U.S. Aggregate Bond Index).

The Short-Term Index is a market-capitalization weighted index of investment-grade debt securities with maturities between one and five years. The U.S. Aggregate Bond Index is a market-capitalization weighted index of investment-grade debt securities with maturities of greater than one year.

The securities in each index also are required to be publicly issued and have a par amount outstanding of at least $150 million and a fixed interest rate.


SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND TM
SCHWAB LONG-TERM TAX-FREE BOND FUND TM
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND TM
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND TM


Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund's investment objective is to seek a high level of current income that is exempt from federal income tax, consistent with preservation of capital.

Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund's investment objective is to seek a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital.

These funds are not suitable for investors who would not benefit from the tax-exempt character of each fund's investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.

SCHWAB YIELDPLUS FUND(R)

The fund's investment objective is to seek high current income with minimal changes in share price.

SCHWAB GNMA FUND TM


The fund's investment objective is to seek high current income consistent with preservation of capital.

                         CHANGE OF INVESTMENT OBJECTIVE

Each fund's investment objective may be changed by vote of a majority of its outstanding voting shares. A majority vote of outstanding securities of a fund means the vote, at an annual or a special meeting of shareholders of a fund where (a) of 67% or more of the voting securities present at the meeting, if the shareholders of more than 50% of the outstanding securities of a fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of a fund, whichever is less.

There is no guarantee that a fund will achieve its investment objective.

                CHANGE TO 80% INVESTMENT POLICY OF CERTAIN FUNDS


Schwab Short-Term Bond Market Fund TM, Schwab Total Bond Market Fund TM (collectively "the Bond Funds") will each, under normal circumstances, invest at least 80% of its assets in debt instruments of varying maturities. Each fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.



The Schwab Short/Intermediate Tax-Free Bond Fund TM, Schwab Long-Term Tax-Free Bond Fund TM, Schwab California Short/Intermediate Tax-Free Bond Fund TM, Schwab California Long-Term Tax-Free Bond Fund TM (collectively "the Tax-Free Bond Funds") will each normally invest at least 80% of its total assets in municipal securities the interest of which is exempt from federal income tax including federal alternative minimum tax. In addition, the Schwab California Short/Intermediate Tax Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund will each normally invest at least 80% of its assets in municipal securities the interest of which is exempt from California personal income tax. These policies may be changed only by shareholders. For purposes of these policies, assets mean net assets plus the amount of any borrowings for investment purposes. Each fund may invest more than 25% of its total assets in municipal securities financing similar projects.


Schwab GNMA Fund will, under normal circumstances, invest at least 80% of its assets in securities issued by GNMA. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

                       INVESTMENTS, RISKS AND LIMITATIONS

The following descriptions of investment securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Not all investment securities or techniques discussed below are eligible investments for each fund. Each fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.


BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BOND SUBSTITUTION is a strategy whereby a fund may, from time to time, substitute one type of investment-grade bond for another. This means that, as an example, a fund may have a higher weighting in corporate bonds and a lower weighting in U.S. Treasury securities than its index in order to increase income. This particular substitution - a corporate bond substitution - may increase a fund's credit risk, although this may be mitigated through increased diversification in the corporate sector of the bond market. The Tax-Free Bond Funds do not utilize the strategy of bond substitution.

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (the SEC). Each fund may borrow money from banks and make other investments or engage in other transactions permissible under the Investment Company Act of 1940, (the 1940
Act) which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.


CALIFORNIA MUNICIPAL SECURITIES are municipal securities issued by or on behalf of, the State of California, or its counties, municipalities, authorities or other subdivisions. The Schwab California Short/Intermediate Tax-Free Bond Fund TM and Schwab California Long-Term Tax-Free Bond Fund TM are state-specific municipal funds that invest substantially all of their assets in California Municipal Securities. The other funds also may invest a portion of their assets in California Municipal Securities but will not invest substantially all of their assets in such securities.



By many measures the State of California (sometimes referred to herein as the "State") is both sizable and diverse. California is the largest state in the union and among the largest economies in the world. The State's geography and position on the edge of the Pacific Rim lends itself to a vast array of economic activity. Major components of the State's economy include high technology, trade, entertainment, agriculture, tourism, construction and services. While this diverse economic base is a fundamental strength for the State and supports its creditworthiness, it also makes the State vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views.



Within the State's borders are areas of geological instability that have in the past experienced major earthquakes resulting in significant economic damage. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local government budgets.



Since early 2001, the State has faced severe financial challenges, which may continue for several years. The recession in 2001 and sluggish economic growth in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California, and the attendant adverse impact on stock market valuations), led to a substantial decline in General Fund revenues that was not adequately addressed by either a proportionate cut in State spending or increase in taxes or other revenues. In January 2003, Governor Davis projected that these imbalances would lead to a budget gap of more than $34 billion through the end of fiscal 2004 absent corrective action.



While the Legislature passed budget adjustment legislation in March and April 2003 totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for 2002-03 and $5.2 billion for 2003-04), in May, Governor Davis projected that the cumulative budget gap had nonetheless grown to $38.2 billion. After much debate, on August 2, 2003, Governor Davis signed the annual Budget Act for fiscal 2004-05. The adopted budget is dependant on numerous assumptions and contingencies including issuance of two bond financings, one to fund the State's pension obligation ($1.9 billion) and the other, referred to as the fiscal recovery bonds, to cover some of the remaining budget gap ($10.7 billion) as well as enactment of structural reforms to eliminate an estimated $7.9 billion structural deficit for fiscal 2004. The State is appealing a trial court's failure to validate the pension obligation bonds. Separately, a legal advocacy institution has filed an action asserting that issuance of the fiscal recovery bonds would violate the State's constitutional debt-limit provision. While the State Attorney General disagrees with this argument the ability of the State to issue to the bonds will depend on the outcome of the pending legal action.



In addition to the known budgetary issues, on October 7, 2003 a special election was held that recalled Governor Gray Davis and replaced him with Arnold Schwarzenegger. Governor-elect Schwarzenegger is in the process of evaluating the State's financial condition and as a result may propose mid-year legislation or take executive actions that could affect the State's receipts, disbursements and proposed borrowing during the current fiscal year. If the Governor-elect repeals the recent reinstatement of the Vehicle License Fee, he and the legislature will have to find approximately $4 billion in expenditure cuts to prevent the repeal from adversely affecting local governments throughout the State.


It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.


As of October 14, 2003, the State's general obligation bonds were rated A3 by Moody's, BBB by Standard & Poor's, and A by Fitch Ratings. In August 2003, Moody's lowered its rating to A3 from A2. In July 2003, Standard and Poor's lowered its rating to BBB from A. Fitch similarly lowered its rating to A from AA and is keeping the rating on its watch list for possible further downgrading due to recessionary conditions and an unprecedented drop in personal income tax receipts which it expects to continue into 2003-04. It is not presently possible to determine whether, or the extent to which, Moody's, Standard and Poor's, or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10,000,000 (Los Angeles). The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services. Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.



The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.
Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment that changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.



Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the impact of this or related legislation cannot be predicted.


Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.


The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.



CAPITAL SECURITIES are certain subordinated bank securities. They are bank obligations that fall below senior unsecured debt and deposits in liquidation. A bank's capital comprises share capital reserves and a series of hybrid instruments also know as capital securities. These securities are used to augment equity Tier 1 and are usually in the form of subordinated debt. A capital security has to adhere to supervisory guidelines concerning its characteristics such as amount, maturity, subordination and deferral language in order to count as capital. Regulators across the world tend to look toward the Bank for International Settlements ("BIS") for guidance in setting the capital adequacy framework for banks. Regulators use these guidelines to place limits on the proportions and type of capital (including capital securities) allowed to make up the capital base. Capital adequacy requires not just a certain quantity of capital but certain types in relationship to the nature of a bank's assets. Capital securities may be denominated in U.S. or local currency. The Tax-Free Bond Funds do not invest in Capital Securities.



CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. Based on the characteristics of mortgage-backed securities, each fund has identified mortgage-backed securities issued by private lenders and not guaranteed by U.S. government agencies or instrumentalities as a separate industry for purposes of a fund's concentration policy. Each of the Tax-Free Bond Funds may invest more than 25% of its total assets in municipal securities financing similar project, which may make them more sensitive to certain adverse economic, business or political developments affecting issuers of such securities.


CONVERTIBLE SECURITIES are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component. The Tax-Free Bond Funds do not invest in convertible securities.

CREDIT DEFAULT SWAPS may be entered into for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to a fund in the event of a default. The Tax-Free Bond Funds do not invest in credit default swaps.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers or a fund to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations (NRSROs).

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. Each fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt. The Tax-Free Bond Funds do not invest in depositary receipts.

DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company.

The Taxable Bond Funds, the YieldPlus Fund and the GNMA Fund are diversified mutual funds.

The Tax-Free Bond Funds are non-diversified mutual funds, which means that each of the funds may invest in the securities of a limited number of issuers. As a result, the performance of a particular investment or small group of investments may affect a Tax-Free Bond Fund's performance more than if the fund were diversified.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser. The YieldPlus Fund seeks to keep the average duration of its overall portfolio at one year or less. There may be times when the YieldPlus Fund portfolio's average duration is more than one year.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For debt obligations with interest payments occurring prior to the payment of principal, duration will usually be less than maturity. In general, all else being equal, the lower the stated or coupon rate of the interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of a fixed income security, the shorter the duration of the security.

Holding long futures or call option positions will lengthen the duration of a fund's portfolio. Holding short futures or put options will shorten the duration of a fund's portfolio.

A swap agreement on an asset or group of assets may affect the duration of the portfolio depending on the attributes of the swap. For example, if the swap agreement provides a fund with a floating rate of return in exchange for a fixed rate of return, the duration of the fund would be modified to reflect the duration attributes of a similar security that the fund is permitted to buy.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by maturity is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of the debt obligation may vary over time in response to changes in interest rates and other market factors.

EVENT-LINKED BONDS are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk. The Tax-Free Bond Funds do not invest in event-linked bonds.

FOREIGN CURRENCY TRANSACTIONS may occur in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. All funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year.

A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.

Certain funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities a fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies. The Tax-Free Bond Funds do not engage in foreign currency transactions.

Forwards will be used primarily to adjust the foreign exchange exposure of a fund with a view to protecting the outlook, and a fund might be expected to enter into such contracts under the following circumstances:

LOCK IN: When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE: If a particular currency is expected to decrease against another currency. A fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE: If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

PROXY HEDGE: The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

COSTS OF HEDGING: When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity. The additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

Tax consequences of hedging under applicable tax law, may require a fund to limit its gain from hedging in foreign currency forwards, futures, and options. Although each fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund is classified as capital gains or ordinary income.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund. The Tax-Free Bond Funds do not invest in Foreign Securities.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future.

A fund also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).

Buying and selling foreign currency exchange contracts involve costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. Losses to a fund will affect its performance. The Tax-Free Bond Funds do not invest in Forward Foreign Currency Exchange Contracts.

FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. Each fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the "CFTC") licenses and regulates on foreign exchanges.

Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance a fund may purchase futures contracts. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, each fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. Each fund may enter into futures contracts for these or other reasons.

When buying or selling futures contracts, each fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required by the federal securities laws.

While each fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. Each fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. Each fund would seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market. The Tax-Free Bond Funds do not invest in futures contracts.

HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

INFLATION-INDEXED BONDS are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEX PARTICIPATIONS and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A fund will invest in index participation contracts only if a liquid market for them appears to exist. The Tax-Free Bond Funds do not engage in index participations.

INTERFUND BORROWING AND LENDING transactions may be entered into by all funds and portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Tax-Free Bond Funds do not invest in international bonds.

LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which a fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to a fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The investment adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which a fund does not have privity with the borrower, those institutions from or through whom a fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to a fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, a fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of a fund and the other holders pursuant to the applicable loan agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent's general creditors, a fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, a fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that a fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of a fund's shares. The Tax-Free Bond Funds do not invest in Loan Interests.

MATURITY OF INVESTMENTS will generally be determined using the portfolio securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser. For the YieldPlus Fund, the effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser using a duration measurement. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length. There may be times when the YieldPlus Fund's portfolio's overall average effective maturity, or duration, or overall average weighted maturity is more than one year. The GNMA Fund is not subject to maturity or duration restrictions.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government

National Mortgage Association (GNMA or Ginnie Mae) and the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac).

The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

GNMA are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but its issues are not backed by the full faith and credit of the U.S. Government.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

MBS may also be issued by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

Asset-backed Securities ("ABS") have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Mortgage Obligations ("CMO") are a hybrid between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO Residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities "SMBS" are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by municipal issuers. Municipal issuers include states, counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Tax-Free Bond Funds may not be desirable investments for

"substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from these funds attributable to interest on such bonds may not be tax exempt. The Tax-Free Bond Funds intend to limit investments in these securities to 20% of their net assets. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investments in these funds.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases. Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and most often its taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

In addition to bonds, municipalities issue short-term securities such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality.

The investment adviser relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a fund.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS are securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call option written by a fund will be covered, which means that a fund will own the underlying security or own a call option on the same underlying security with the same or lower strike price.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will deposit with its custodian cash, U.S. government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's Investor Service ("Moody's") or Standard & Poor's ("S&P") or Fitch, Inc. or, if unrated, determined by the investment adviser to be of comparable credit quality) with a value at least equal to the exercise price of the put option, or will hold a put option on the same underlying security with the same or higher strike price. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which it may invest or any securities index based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its total assets.

PREFERRED STOCKS are nonvoting equity securities that pay a stated fixed or variable rate dividend. Although the preferred shareholders generally have no right to receive discretionary dividends, they must receive the preferred dividend at the stated rate prior to any dividends being paid on the common stock. Since the preferred shareholder receives a fixed dividend payment, the holder's position is much like that of the bondholder. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but typically are more sensitive to interest rate changes than an underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders. Preferred stocks are rated like fixed income securities and a fund will only invest in investment-grade preferred stock that has a call feature that the investment adviser expects to be exercised by the issuer on the call date or that has a specified redemption date. The Tax-Free Bond Funds do not invest in Preferred Stocks.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund's attempt to exercise the put, a fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.

QUALITY OF INVESTMENTS refers to the quality of the securities purchased by a fund. Investment-grade securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser pursuant to procedures adopted by the Board of Trustees. Sometimes an investment-grade quality security may be down-graded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. If a Bond Fund's or the YieldPlus Fund's lower-quality securities were down-graded to below the sixth rating category, the investment adviser would promptly sell the security on behalf of a fund.

Each Bond Fund will invest primarily in investment-grade instruments. The investment adviser may also elect to purchase high-yield securities for either Bond Fund, subject to an aggregate limit of 5% of the investing fund's assets and only in circumstances where the investment adviser believes that the credit quality of the security (or issuer thereof) is reasonably likely to be upgraded to investment-grade in the foreseeable future. If such an upgrade were to occur under these circumstances, the value of the security would likely increase, thereby raising the potential for the investing Bond Fund to realize a gain on its investment and/or track the performance of its index. There is no guarantee that any such upgrade will occur, however, and all such high-yield securities are subject to the risks associated with non-investment grade instruments. In order to limit a fund's exposure in this regard, the investment adviser will not purchase high-yield securities for a Bond Fund that is rated (at the time of purchase) below B or the equivalent by Moody's, S&P or Fitch, Inc. In addition, if a high-yield security that is held by a Bond Fund is downgraded to below B or the equivalent by Moody's, S&P or Fitch, Inc. the investment adviser will promptly dispose of the security.

Each Tax-Free Bond Fund will invest at least 80% of its total assets in investment-grade securities. Each Tax-Free Bond Fund will limit its investments in unrated securities to no more than 20% of its net assets.

The YieldPlus Fund will invest at least 75% of its total assets in investment-grade securities. In the event a portfolio security is downgraded below B, the manager will promptly sell the security. The fund may invest in bonds with effective or final maturities of any length and may invest up to 25% of assets in lower quality bonds (sometimes called junk bonds) that are rated as low as BB or are the unrated equivalent. The GNMA Fund will invest at least 80% of its assets in securities issued by the GNMA.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Tax-Free Bond Funds do not invest in Real Estate Investment Trusts.


REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements a fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS, MORTGAGE DOLLAR ROLLS AND SALE-BUYBACKS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return. The Tax-Free Bond Funds do not invest in reverse repurchase agreements, mortgage dollar rolls or sale-buy backs.

A fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund's repurchase of the underlying security. A fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the fund's forward commitment to repurchase the subject security.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash-equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) an aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject their fund assets to substantial risk to the investment principal. These funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month. This means investors would not be able to sell their shares of a hedge fund until such time had past.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in a value of a security. For example, a Bond Fund may use short sales may as a quantitative technique to assemble a portfolio whose performance, average maturity and average duration is expected to track that of its index. This technique may provide a more effective hedge against interest rate risk than other types of hedging transactions, such as selling futures contracts. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. A short sale against the box is a taxable transaction to the funds with respect to the securities sold short. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The Tax-Free Bond Funds do not engage in short sales.

SINKING FUNDS may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is substantial during periods of falling interest rates.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option. The Tax-Free Bond Funds do not engage in spread transactions.

STATE-SPECIFIC MUNICIPAL MUTUAL FUNDS are mutual funds that invest primarily in municipal securities issued by or on behalf of one state or one state's counties, municipalities, authorities or other subdivisions. These funds' securities are subject to the same general risks associated with other municipal funds' securities. In addition, their values will be particularly affected by economic, political, geographic and demographic conditions and developments within the affected state. A fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. The risks of investing in state specific mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury. The Tax-Free Bond Funds do not invest in Stripped Securities.

STRUCTURED NOTES are derivative instruments. An issuing corporation may repay a noteholder based on the movement of an unrelated underlying indicator, such as, an index or a commodity. The noteholder has the opportunity to profit from the changes in the unrelated indicator.

SWAP AGREEMENTS can be structured to increase or decrease a fund's exposure to long- or short-term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate appropriate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.


TEMPORARY DEFENSIVE STRATEGIES may be engaged by a fund during abnormal economic or market conditions. Under normal conditions, the Tax-Free Bond Funds do not generally intend to invest in securities that pay interest subject to federal income tax; including federal alternative minimum tax. In addition, under normal conditions, the Schwab California Short/Intermediate Tax-Free Bond Fund TM and the Schwab California Long-Term Tax-Free Bond Fund TM do not intend to invest in securities that pay interest subject to California personal income tax. However, from time to time, as a defensive measure or under abnormal market conditions, each of the Tax-Free Bond Funds may make temporary investments in securities, the interest on which is subject to federal income and the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund may make temporary investments in securities that pay interest subject to California personal income tax. In addition, as a defensive measure or under abnormal market conditions, the GNMA Fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their prices to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.

WARRANTS are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security. The Tax-Free Bond Funds do not invest in Warrants.

WRAP AGREEMENTS may be entered into by a fund with insurance companies, banks or other financial institutions (wrapper providers). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement (covered assets) up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.

Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund's NAV. However, a fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, a fund will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund's NAV. All of these factors might result in a decline in the value of a fund's shares.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Internal Revenue Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             INVESTMENT LIMITATIONS

The following investment limitations are fundamental investment polices and restrictions and may be changed only by vote of a majority of a fund's outstanding voting shares.


SCHWAB SHORT-TERM BOND MARKET FUND TM AND SCHWAB TOTAL BOND MARKET FUND TM
MAY:


1) Lend or borrow money to the extent permitted by the Investment Company Act of 1940 or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2) Pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

3) Not concentrate investments in a particular industry or group of industries, or within one state (except to the extent that the index which each fund seeks to track is also so concentrated) as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

4) Underwrite securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5) Not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Not purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940.

7) Issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

8) Purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940 or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.


SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND TM, SCHWAB LONG-TERM BOND FUND TM, SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND TM AND SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND TM MAY NOT:


1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase securities of other investment companies, except as permitted by the 1940 Act.

4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE YIELDPLUS FUND AND GNMA FUND MAY NOT:

1) Purchase securities of any issuer, unless consistent with the maintenance of its status as a diversified investment management company under the Investment Company Act of 1940 Act (the 1940 Act), or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time; and

3) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than U.S. government securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each fund's non-fundamental investment policy on lending is set forth below.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of each fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The following are non-fundamental investment policies and restrictions and may be changed by the Board of Trustees.

THE BOND FUNDS MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

4) Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33-1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

6)       Invest more than 15% of its net assets in illiquid securities.

7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

THE TAX-FREE BOND FUNDS MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Purchase securities the income of which is subject to federal alternative minimum tax if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by a fund.

4) Under normal circumstances, invest less than 65% of its total assets in securities deemed by the investment adviser to be bonds.

5) Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33-1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7)       Invest more than 15% of its net assets in illiquid securities.

8) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, or group of industries (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

9) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

THE YIELDPLUS FUND AND THE GNMA FUND MAY NOT:

1)       Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33-1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

7) Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

SUBSEQUENT CHANGES IN NET ASSETS

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS

Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 7 times during the most recent fiscal year.


Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of Charles Schwab

Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.



The information below is provided as of August 31, 2003. Each of the below-referenced officers and/or trustees also serves in the same capacity as described for the trust, for Schwab Capital Trust, The Charles Schwab Family of Funds and Schwab Annuity Portfolios (the "fund complex") which as of August 31, 2003 included 49 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.



Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:



                                            TERM OF OFFICE         PRINCIPAL
NAME AND                     POSITION(S)    AND LENGTH OF      OCCUPATIONS DURING
DATE OF BIRTH              WITH THE TRUST   TIME SERVED (1)    THE PAST FIVE YEARS  OTHER DIRECTORSHIPS
-------------              --------------   ---------------    -------------------  -------------------

                                          INDEPENDENT TRUSTEES

DONALD F. DORWARD            Trustee       Trustee of         Chief Executive
September 23, 1931                         Schwab             Officer, Dorward &
                                           Investments        Associates
                                           since 1991.        (corporate
                                                              management,
                                                              marketing and
                                                              communications
                                                              consulting firm).
                                                              From 1996 to 1999,
                                                              Executive Vice
                                                              President and
                                                              Managing Director,
                                                              Grey Advertising.

ROBERT G. HOLMES             Trustee       Trustee of         Chairman, Chief
May 15, 1931                               Schwab             Executive Officer
                                           Investments        and Director,
                                           since 1991.        Semloh Financial,
                                                              Inc.
                                                              (international
                                                              financial services
                                                              and investment
                                                              advisory firm).




--------
(1) Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

                                           TERM OF OFFICE         PRINCIPAL
NAME AND                   POSITION(S)     AND LENGTH OF      OCCUPATIONS DURING
DATE OF BIRTH            WITH THE TRUST    TIME SERVED (1)    THE PAST FIVE YEARS    OTHER DIRECTORSHIPS
-------------            --------------    ---------------    -------------------    -------------------
DONALD R. STEPHENS         Trustee         Trustee of         Managing Partner,
June 28, 1938                              Schwab             D.R. Stephens &
                                           Investments        Company
                                           since 1991.        (investments).
                                                              Prior to 1996,
                                                              Chairman and Chief
                                                              Executive Officer
                                                              of North American
                                                              Trust (real estate
                                                              investment trust).

MICHAEL W. WILSEY          Trustee         Trustee of         Chairman and Chief
August 18, 1943                            Schwab             Executive Officer,
                                           Investments        Wilsey Bennett,
                                           since 1991.        Inc. (truck and
                                                              air
                                                              transportation,
                                                              real estate
                                                              investment and
                                                              management, and
                                                              investments).

MARIANN BYERWALTER           Trustee       Trustee of         Chairman of JDN        Ms. Byerwalter also is
August 13, 1960                            Schwab             Corporate Advisory     on the Board of
                                           Investments        LLC.  From 1996 to     Stanford University,
                                           since 2000.        2001, Ms.              America First
                                                              Byerwalter was the     Companies, Omaha, NE
                                                              Vice President for     (venture capital/fund
                                                              Business Affairs       management),  Redwood
                                                              and Chief              Trust, Inc. (mortgage
                                                              Financial Officer      finance),  Stanford
                                                              of Stanford            Hospitals and Clinics,
                                                              University and, in     SRI International
                                                              2001, Special          (research), PMI Group,
                                                              Advisor to the         Inc. (mortgage
                                                              President of           insurance) and Lucile
                                                              Stanford               Packard Children's
                                                              University.(2)         Hospital; Director
                                                                                     until 2002, LookSmart,
                                                                                     Ltd. (an Internet
                                                                                     infrastructure
                                                                                     company).



--------
(2) Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since December 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                                           TERM OF OFFICE         PRINCIPAL
NAME AND                     POSITION(S)   AND LENGTH OF      OCCUPATIONS DURING
DATE OF BIRTH              WITH THE TRUST  TIME SERVED (1)    THE PAST FIVE YEARS   OTHER DIRECTORSHIPS
-------------              --------------  ---------------    -------------------   -------------------
WILLIAM A. HASLER            Trustee       Trustee of         Co-Chief Executive    Mr. Hasler also is on
November 22, 1941                          Schwab             Officer, Aphton       the Board of Solectron
                                           Investments        Corporation           Corporation
                                           since 2000.        (bio-                 (manufacturing),
                                                              pharmaceuticals).     Tenera, Inc. (services
                                                              Prior to August       and software),
                                                              1998, Mr. Hasler      Airlease Ltd.
                                                              was Dean of the       (aircraft leasing),
                                                              Haas School of        Mission West
                                                              Business at the       Properties (commercial
                                                              University of         real estate) and
                                                              California,           Digital Microwave
                                                              Berkeley (higher      Corporation (a network
                                                              education).           equipment corporation).

GERALD B. SMITH              Trustee       Trustee of         Since 1990,           Mr. Smith is also on
September 28, 1950                         Schwab             Chairman and Chief    the Board of Rorento
                                           Investments        Executive Officer     N.V. (investments -
                                           since 2000.        and founder of        Netherlands) and
                                                              Smith Graham & Co.    Cooper Industries
                                                              (investment           (electrical products,
                                                              advisors).            tools and hardware),
                                                                                    and is a member of the
                                                                                    audit committee of
                                                                                    Northern Border
                                                                                    Partners, L.P.
                                                                                    (energy); Director
                                                                                    until 2002, Pennzoil
                                                                                    Quaker State Company
                                                                                    (oil and gas).

                                           TERM OF OFFICE         PRINCIPAL
NAME AND                     POSITION(S)   AND LENGTH OF      OCCUPATIONS DURING
DATE OF BIRTH              WITH THE TRUST  TIME SERVED (1)    THE PAST FIVE YEARS   OTHER DIRECTORSHIPS
-------------              --------------  ---------------    -------------------   -------------------

                                          INTERESTED TRUSTEES

CHARLES R. SCHWAB(3)         Chairman and  Chairman and       Chairman and          Director, U.S. Trust
July 29, 1937                Trustee       Trustee of         Director, The         Corporation, United
                                           Schwab             Charles Schwab        States Trust Company
                                           Investments        Corporation; Chief    of New York, The Gap,
                                           since 1991.        Executive Officer     Inc. (a clothing
                                                              and Director,         retailer), Siebel
                                                              Schwab Holdings,      Systems (a software
                                                              Inc.; Chairman and    company) and Xign,
                                                              Director, Charles     Inc. (a developer of
                                                              Schwab & Co.,         electronic payment
                                                              Inc., Charles         systems); Trustee,
                                                              Schwab Investment     Stanford University,
                                                              Management, Inc.;     since 1993; Director
                                                              Chairman, Charles     until January 1999,
                                                              Schwab Holdings       Schwab Retirement Plan
                                                              (UK); Chairman and    Services, Inc., Mayer
                                                              Chief Executive       & Schweitzer, Inc. (a
                                                              Officer, Schwab       securities brokerage
                                                              (SIS) Holdings,       subsidiary of The
                                                              Inc. I, Schwab        Charles Schwab
                                                              International         Corporation),
                                                              Holdings, Inc.        Performance
                                                                                    Technologies, Inc.
                                                                                    (technology company),
                                                                                    TrustMark, Inc.;
                                                                                    Director until July
                                                                                    2001, The Charles
                                                                                    Schwab Trust Company;
                                                                                    Director until March
                                                                                    2002, Audiobase, Inc.
                                                                                    (full-service audio
                                                                                    solutions for the
                                                                                    Internet); Director
                                                                                    until May 2002,
                                                                                    Vodaphone AirTouch PLC
                                                                                    (a telecommunications
                                                                                    company).



------
(3) In addition to their employment with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                           TERM OF OFFICE         PRINCIPAL
NAME AND                     POSITION(S)   AND LENGTH OF      OCCUPATIONS DURING
DATE OF BIRTH              WITH THE TRUST  TIME SERVED (1)    THE PAST FIVE YEARS   OTHER DIRECTORSHIPS
-------------              --------------  ---------------    -------------------   -------------------
DAWN LEPORE                  Trustee       Trustee of         Vice Chairman -       Director of Wal-Mart
March 21, 1954                             Schwab             Technology,           Stores, Inc. and eBay
                                           Investments        Operations, and       Inc.
                                           since 2003.        Administration of
                                                              the Company and
                                                              Schwab since July
                                                              2002 and Vice
                                                              Chairman -
                                                              Technology and
                                                              Administration of
                                                              the Company and
                                                              Schwab from October
                                                              2001 to July 2002.
                                                              Ms. Lepore was Vice
                                                              Chairman and Chief
                                                              Information Officer
                                                              of the Company and
                                                              Schwab from 1999 to
                                                              October 2001 and
                                                              Executive Vice
                                                              President and Chief
                                                              Information Officer
                                                              of the Company and
                                                              Schwab from 1993 to
                                                              1999. Ms. Lepore
                                                              joined Schwab in
                                                              1983.

JEFFREY M. LYONS(3)          Trustee       Trustee of         Executive Vice
February 22, 1955                          Schwab             President, Asset
                                           Investments        Management
                                           since 2002.        Products &
                                                              Services since
                                                              September 2001,
                                                              Charles Schwab &
                                                              Co., Inc.  Prior
                                                              to September 2001,
                                                              Mr. Lyons was
                                                              Executive Vice
                                                              President, Mutual
                                                              Funds, Charles
                                                              Schwab & Co., Inc.



------
(3) In addition to their employment with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                           TERM OF OFFICE         PRINCIPAL
NAME AND                     POSITION(S)   AND LENGTH OF      OCCUPATIONS DURING
DATE OF BIRTH              WITH THE TRUST  TIME SERVED (1)    THE PAST FIVE YEARS   OTHER DIRECTORSHIPS
-------------              --------------  ---------------    -------------------   -------------------

                                        OFFICERS

RANDALL W. MERK              President       Officer of         President and
July 25, 1954                and Chief       Schwab             Chief Executive
                             Executive       Investments        Officer, Charles
                             Officer         since 2002.        Schwab Investment
                                                                Management, Inc.
                                                                and Executive Vice
                                                                President, Charles
                                                                Schwab & Co.,
                                                                Inc.  Director,
                                                                Charles Schwab
                                                                Asset Management
                                                                (Ireland) Limited;
                                                                Director, Charles
                                                                Schwab Worldwide
                                                                Funds PLC.  Prior
                                                                to September 2002,
                                                                Mr. Merk was
                                                                President and
                                                                Chief Investment
                                                                Officer, American
                                                                Century Investment
                                                                Management, and
                                                                Director, American
                                                                Century Companies,
                                                                Inc. (June 2001 to
                                                                August 2002);
                                                                Chief Investment
                                                                Officer, Fixed
                                                                Income, American
                                                                Century Companies,
                                                                Inc. (January 1997
                                                                to June 2001).

                                           TERM OF OFFICE         PRINCIPAL
NAME AND                     POSITION(S)   AND LENGTH OF      OCCUPATIONS DURING
DATE OF BIRTH              WITH THE TRUST  TIME SERVED (1)    THE PAST FIVE YEARS   OTHER DIRECTORSHIPS
-------------              --------------  ---------------    -------------------   -------------------
TAI-CHIN TUNG                Treasurer and   Officer of         Senior Vice           Director, Charles
March 7, 1951                Principal       Schwab             President and         Schwab Asset
                             Financial       Investments        Chief Financial       Management (Ireland)
                             Officer.        since 1996.        Officer, Charles      Limited and Charles
                                                                Schwab Investment     Schwab Worldwide Funds
                                                                Management, Inc.;     PLC.
                                                                Vice President,
                                                                The Charles Schwab
                                                                Trust Company.

STEPHEN B. WARD              Senior Vice     Officer of         Director, Senior
April 5, 1955                President and   Schwab             Vice President and
                             Chief           Investments        Chief Investment
                             Investment      since 1991.        Officer, Charles
                             Officer.                           Schwab Investment
                                                                Management, Inc.;
                                                                Chief Investment
                                                                Officer, The
                                                                Charles Schwab
                                                                Trust Company.

KOJI E. FELTON               Secretary       Officer of         Senior Vice
March 13, 1961                               Schwab             President, Chief
                                             Investments        Counsel and
                                             since 1998.        Assistant
                                                                Corporate
                                                                Secretary, Charles
                                                                Schwab Investment
                                                                Management, Inc.
                                                                Prior to June
                                                                1998, Mr. Felton
                                                                was a Branch Chief
                                                                in Enforcement at
                                                                the U.S.
                                                                Securities and
                                                                Exchange
                                                                Commission in San
                                                                Francisco.

The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of a fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the independent trustees), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.


At the May 2, 2003 meeting, the Board of Trustees, the trustees, including a majority of independent trustees, approved the fund's investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.


First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the funds' expenses under the Agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to a funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. The trustees also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.


Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the trustees considered both risk and shareholder risk expectations for a given fund.


Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates.


In its deliberation, the board did not identify any particular information that was all-important or controlling. Based on the trustees' deliberation and its evaluation of the information described above, the Board, including all of the independent trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES

The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the independent trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

The trust has a Nominating Committee that is comprised of all of the independent trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as a member of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.


The following tables provide trustee compensation information for the fiscal year ended August 31, 2003.

                               TAXABLE BOND FUNDS


                                              ($)
                                     Aggregate Compensation                                          ($)
                                        from each Fund(1)            Pension or Retirement          Total
                               ------------------------------------   Benefits Accrued as      Compensation from
Name of Trustee                Short-Term Bond   Total Bond Market   Part of Fund Expenses      Fund Complex(2)
---------------                ----------------  ------------------  ---------------------     -----------------
Charles R. Schwab                     0                  0                     N/A                    0
John Philip Coghlan 3                 0                  0                     N/A                    0
Dawn Lepore 4                         0                  0                     N/A                    0
Jeffrey M. Lyons                      0                  0                     N/A                    0
Mariann Byerwalter                 $1,655             $2,133                   N/A                 $153,025
Donald F. Dorward                  $1,655             $2,133                   N/A                 $153,025
William A. Hasler                  $1,655             $2,133                   N/A                 $153,025
Robert G. Holmes                   $1,655             $2,133                   N/A                 $153,025
Gerald B. Smith                    $1,655             $2,133                   N/A                 $153,025
Donald R. Stephens                 $1,655             $2,133                   N/A                 $153,025
Michael W. Wilsey                  $1,589             $2,046                   N/A                 $147,300



------
(1) Compensation for the fiscal period ending August 31, 2003.

(2) Unless otherwise stated, information is for the fund complex which included 49 funds as of August 31, 2003.

(3) Mr. Coghlan resigned from the board effective August 26, 2003.

(4) Ms. Lepore was appointed to the board on August 26, 2003.

                               TAX-FREE BOND FUNDS

                                                           ($)
                                       Aggregate Compensation from each Fund(1)
                             ---------------------------------------------------------------
                                                                California                           Pension or             ($)
                             Short/Inter-                      Short/Inter-       California         Retirement            Total
                               mediate          Long-Term        mediate          Long-Term       Benefits Accrued     Compensation
                              Tax-Free          Tax-Free        Tax-Free          Tax-Free         as Part of Fund      from Fund
Name of Trustee               Bond Fund         Bond Fund       Bond Fund         Bond Fund           Expenses          Complex(2)
---------------              ------------       ---------      ------------       ----------      ----------------     ------------
Charles R. Schwab                   0                0               0                0                  N/A                 0
John Philip Coghlan 3               0                0               0                0                  N/A                 0
Dawn Lepore 4                       0                0               0                0                  N/A                 0
Jeffrey M. Lyons                    0                0               0                0                  N/A                 0
Mariann Byerwalter               $1,241            $1,175         $1,272            $1,318               N/A             $153,025
Donald F. Dorward                $1,241            $1,175         $1,272            $1,318               N/A             $153,025
William A. Hasler                $1,241            $1,175         $1,272            $1,318               N/A             $153,025
Robert G. Holmes                 $1,241            $1,175         $1,272            $1,318               N/A             $153,025
Gerald B. Smith                  $1,241            $1,175         $1,272            $1,318               N/A             $153,025
Donald R. Stephens               $1,241            $1,175         $1,272            $1,318               N/A             $153,025
Michael W. Wilsey                $1,191            $1,128         $1,220            $1,264               N/A             $147,300



------
(1) Compensation for the fiscal period ending August 31, 2003.

(2) Unless otherwise stated, information is for the fund complex which included 49 funds as of August 31, 2003.

(3) Mr. Coghlan resigned from the board effective August 26, 2003.

(4) Ms. Lepore was appointed to the board on August 26, 2003.

                                 YIELDPLUS FUND


                                                                                       Pension or
                                                                                       Retirement             ($)
                                                                        ($)             Benefits             Total
                                                                     Aggregate       Accrued as Part      Compensation
                                                                   Compensation          of Fund           from Fund
Name of Trustee                                                  from the Fund(1)       Expenses           Complex(2)
---------------------------------------------------------------- ------------------ ------------------ ------------------
Charles R. Schwab                                                        0                 N/A                 0
John Philip Coghlan 3                                                    0                 N/A                 0
Dawn Lepore 4                                                            0                 N/A                 0
Jeffrey M. Lyons                                                         0                 N/A                 0
Mariann Byerwalter                                                    $2,903               N/A             $153,025
Donald F. Dorward                                                     $2,903               N/A             $153,025
William A. Hasler                                                     $2,903               N/A             $153,025
Robert G. Holmes                                                      $2,903               N/A             $153,025
Gerald B. Smith                                                       $2,903               N/A             $153,025
Donald R. Stephens                                                    $2,903               N/A             $153,025
Michael W. Wilsey                                                     $2,785               N/A             $147,300


                                    GNMA FUND



                                                                                       Estimated
                                                                                       Pension or           ($)
                                                                       ($)             Retirement        Estimated
                                                                    Estimated           Benefits           Total
                                                                    Aggregate       Accrued as Part     Compensation
                                                                  Compensation          of Fund          from Fund
Name of Trustee                                                   from the Fund         Expenses          Complex
--------------------------------------------------------------- ------------------ ------------------- -----------------
Charles R. Schwab                                                       0                 N/A                 0
John Philip Coghlan 3                                                   0                 N/A                 0
Dawn Lepore 4                                                           0                 N/A                 0
Jeffrey M. Lyons                                                        0                 N/A                 0
Mariann Byerwalter                                                    $565                N/A              $153,025
Donald F. Dorward                                                     $565                N/A              $153,025
William A. Hasler                                                     $565                N/A              $153,025
Robert G. Holmes                                                      $565                N/A              $153,025
Gerald B. Smith                                                       $565                N/A              $153,025
Donald R. Stephens                                                    $565                N/A              $153,025
Michael W. Wilsey                                                     $565                N/A              $147,300




------------

(1)  Compensation for the fiscal period ending August 31, 2003.

(2) Unless otherwise stated, information is for the fund complex which included 49 funds as of August 31, 2003.

(3)  Mr. Coghlan resigned from the board effective August 26, 2003.

(4)  Ms. Lepore was appointed to the board on August 26, 2003.

                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE

The following tables provide information as of December 31, 2002, with respect to a dollar range of securities beneficially owned by each trustee.

                               TAXABLE BOND FUNDS



                                            Dollar Range of Trustee Ownership of
                                               Equity Securities in the Fund            Aggregate Dollar Range
                                            -----------------------------------          of Trustee Ownership
Name of Trustee                             Short-Term Bond   Total Bond Market          In the Fund Complex
------------------------------------------  ---------------   -----------------         -----------------------
Charles R. Schwab                              $1-$10,000           None                     Over $100,000
Dawn Lepore 1                                     None              None                       $1-$10,000
Jeffrey M. Lyons                                  None              None                     Over $100,000
Mariann Byerwalter                                None              None                    $10,001-$50,000
Donald F. Dorward                                 None              None                     Over $100,000
William A. Hasler                                 None              None                    $50,001-$100,000
Robert G. Holmes                                  None              None                     Over $100,000
Gerald B. Smith                                   None              None                     Over $100,000
Donald R. Stephens                                None              None                     Over $100,000
Michael W. Wilsey                                 None              None                     Over $100,000




1 Securities beneficially owned as of November 7, 2003.
                                                                              52

                               TAX-FREE BOND FUNDS






                                       Dollar Range of Trustee Ownership
                                       of Equity Securities in the Fund
                             --------------------------------------------------------
                                                             California
                             Short/Inter-                    Short/Inter   California
                             mediate Tax-     Long-Term       -mediate     Long-Term       Aggregate Dollar Range
                              Free Bond       Tax-Free        Tax-Free      Tax-Free        of Trustee Ownership
Name of Trustee                 Fund          Bond Fund      Bond Fund     Bond Fund        In the Fund Complex
-----------------------      ------------     ---------     ------------  -----------      ----------------------
Charles R. Schwab               None            None           None          None              Over $100,000
Dawn Lepore 1                   None            None           None          None                $1-$10,000
Jeffrey M. Lyons                None            None           None          None              Over $100,000
Mariann Byerwalter              None            None           None          None             $10,001-$50,000
Donald F. Dorward               None            None           None      $10,001-$50,000       Over $100,000
William A. Hasler               None            None           None          None             $50,001-$100,000
Robert G. Holmes                None            None           None          None              Over $100,000
Gerald B. Smith                 None            None           None          None              Over $100,000
Donald R. Stephens              None            None           None          None              Over $100,000
Michael W. Wilsey               None            None           None          None              Over $100,000



                          YIELDPLUS FUND AND GNMA FUND



                                                       Dollar Range of
                                                      Trustee Ownership
                                                    of Equity Securities
                                                         in the Fund                    Aggregate Dollar Range
                                              -------------------------------            of Trustee Ownership
Name of Trustee                               YieldPlus Fund        GNMA Fund             In the Fund Complex
-------------------------------------------   --------------        ---------           -----------------------
Charles R. Schwab                             Over $100,000           None                  Over $100,000
Dawn Lepore 1                                      None               None                    $1-$10,000
Jeffrey M. Lyons                                   None               None                  Over $100,000
Mariann Byerwalter                                 None               None                 $10,001-$50,000
Donald F. Dorward                                  None               None                  Over $100,000
William A. Hasler                                  None               None                 $50,001-$100,000
Robert G. Holmes                                   None               None                  Over $100,000
Gerald B. Smith                                    None               None                  Over $100,000
Donald R. Stephens                                 None               None                  Over $100,000
Michael W. Wilsey                             Over $100,000           None                  Over $100,000



1 Securities beneficially owned as of November 7, 2003.

                           DEFERRED COMPENSATION PLAN

Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.



                       PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "SchwabFunds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various SchwabFunds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular SchwabFunds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

         Conflicts of Interest. For all proxy issues, whether routine or non-routine, that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures.

         Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

     o    proxy statements and ballots written in a foreign language;

     o    untimely and/or inadequate notice of shareholder meetings;

     o    restrictions of foreigner's ability to exercise votes;

     o    requirements to vote proxies in person;

     o the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

     o requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

         Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

Attendance by four members (or their respective designates) constitutes a quorum.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o    Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns

     o    Rationale for the repricing

     o    Value-for-value exchange

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 28, 2003, the officers and trustees of the Taxable Bond Funds, Tax-Free Bond Funds, YieldPlus Fund, and GNMA Fund, as a group owned of record or beneficially less than 1% of the outstanding voting securities of any class of each fund.



As of October 24, 2003, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of the following funds:



Schwab Short Intermediate Tax-Free Bond Fund TM
         Schwab Fund for Charitable Giving                            5.36%

         Michael John Green and Shirley M Green                       5.36%
         4095 Cesar Chavez #12
         San Francisco, CA 94131

Schwab Total Bond Market Fund TM
         Charles Schwab & Co. Inc.                                    5.15%
         Retirement Services
         101 Montgomery Street
         San Francisco, CA 94104

         Schwab MarketTrack Growth Portfolio                          8.22%
         Schwab MarketTrack Balanced Portfolio                        17.21%
         Schwab MarketTrack Conservative Portfolio                    15.06%


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as each fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco CA 94104, is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


For its advisory and administrative services to each fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets as described below.


SCHWAB SHORT-TERM BOND MARKET FUND TM
SCHWAB TOTAL BOND MARKET FUND TM
First $500 million - 0.30%
More than $500 million - 0.22%

For the fiscal years ended August 31, 2001, 2002 and 2003 the investment advisory fees incurred by the Schwab Short-Term Bond Market Fund TM were $0 (fees were reduced by $818,000), $88,000 (fees were reduced by $1,174,000) and $820,000 (fees were reduced by $868,000), respectively.



For the fiscal years ended August 31, 2001, 2002 and 2003 the investment advisory fees incurred by the Schwab Total Bond Market Fund TM, were $351,000 (fees were reduced by $1,749,000), $447,000 (fees were reduced by $2,127,000) and $1,533,000 (fees were reduced by $1,169,000), respectively.



The investment adviser and Schwab have contractually guaranteed that, through November 15, 2004, total operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Short-Term Bond Market Fund and Schwab Total Bond Market Fund will not exceed 0.55%, of each fund's average daily net assets.



YIELDPLUS FUND

First $500 million - 0.35%
More than $500 million - 0.30%

For the fiscal years ended August 31, 2001, 2002 and 2003 the fund paid investment advisory fees of $795,000, (fees were reduced by $686,000), $3,985,000, (fees were reduced by $1,185,000) and $5,563,000 (fees were reduced by $104,000), respectively.

GNMA FUND

For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee, accrued daily and payable monthly, of 0.45% of the fund's average daily net assets.

For the period between March 1, 2003 and August 31, 2003, the investment advisory fees incurred by the Schwab GNMA Fund TM were $121,000 (fees were reduced by $121,000).



The investment adviser and Schwab have contractually guaranteed that, through at least November 15, 2004, the total operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares(R) of the fund will not exceed 0.74% and 0.55%, respectively, of the share class' average daily net assets.


TAX-FREE BOND FUNDS

First $500 million - 0.30%
More than $500 million - 0.22%


For the fiscal years ended August 31, 2001, 2002 and 2003 the investment advisory fees incurred by the Schwab Short/Intermediate Tax-Free Bond Fund TM were $56,000 (fees were reduced by $209,000), $110,000 (fees were reduced by $253,000) and $433,000 (fees were reduced by $37,000), respectively.



For the fiscal years ended August 31, 2001, 2002 and 2003 the investment advisory fees incurred by the Schwab Long-Term Tax-Free Bond Fund TM were $42,000 (fees were reduced by $200,000), $45,000 (fees were reduced by $200,000)
and $228,000 (fees were reduced by $33,000), respectively.



For the fiscal years ended August 31, 2001, 2002 and 2003 the investment advisory fees incurred by the Schwab California Short/Intermediate Tax-Free Bond Fund TM were $168,000 (fees were reduced by $239,000), $208,000 (fees were reduced by $262,000) and $512,000 (fees were reduced by $41,000), respectively.



The investment adviser and Schwab have contractually guaranteed that, through November 15, 2004, that total operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.65% of the fund's average daily net assets for the Schwab Short/Intermediate Tax-Free Bond Fund TM, the Schwab Long-Term Tax-Free Bond Fund TM and the Schwab California Short/Intermediate Tax-Free Bond Fund.



For the fiscal years ended August 31, 2001, 2002 and 2003 the investment advisory fees incurred by the Schwab California Long-Term Tax-Free Bond Fund TM were $264,000 (fees were reduced by $312,000), $329,000 (fees were reduced by $337,000) and $634,000 (fees were reduced by $48,000), respectively.


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of a fund and is the trust's agent for the purpose of the continuous offering of a fund's shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing a fund's prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.


For the services performed as transfer agent under its contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of a fund's average daily net assets. For the services performed as shareholder services agent under its contract with the Tax-Free Bond Funds, and the Bond Funds, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.20% of each fund's average daily net assets. For the services performed as shareholder services agent under its contract with the YieldPlus Fund and GNMA Fund, Schwab is entitled to receive an annual fee, payable monthly from each class of shares of the funds, in the amount of 0.20% of the Investor Shares' average daily net assets and 0.05% of the Select Shares' average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia, PA 19153, serves as custodian for the funds and PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The accountant maintains the books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANT

The funds' independent accountant, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trust and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ending August 31, 2003, are included in the fund's annual report that is supplied with the SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, a fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities a fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

TAXABLE BOND FUNDS

The portfolio turnover rates for the Schwab Short-Term Bond Fund TM for the fiscal years ended August 31, 2002 and 2003 were 150% and 124%, respectively. The portfolio turnover rates for the Schwab Total Bond Market Fund TM for the fiscal years ended August 31, 2002 and 2003 were 74% and 121%, respectively.



YIELDPLUS FUND

The portfolio turnover rates for the Schwab YieldPlus Fund(R) for the fiscal years ended August 31, 2002 and 2003 were 42% and 109%, respectively. The increase in turnover can be attributed to the fund assuming a more defensive position and allocating more assets to short-term maturities.



GNMA FUND

The portfolio turnover for the Schwab GNMA Fund TM for the period between March 1, 2003 and August 31, 2003 was 105%.



TAX-FREE BOND FUNDS

The portfolio turnover rates for the Schwab Short/Intermediate Tax-Free Bond Fund TM for the fiscal years ended August 31, 2002 and 2003 were 28% and 11%, respectively. The portfolio turnover rates for the Schwab Long-Term Tax-Free Bond Fund TM for the fiscal years ended August 31, 2002 and 2003 were 25% and 22%, respectively.



The portfolio turnover rates for the Schwab California Short/Intermediate Tax-Free Bond Fund TM for the fiscal years ended August 31, 2002 and 2003 were 17% and 11%, respectively. The portfolio turnover rates for the Schwab California Long-Term Tax-Free Bond Fund TM for the fiscal years ended August 31, 2002 and 2003 were 34% and 29%, respectively.

                             PORTFOLIO TRANSACTIONS


The Taxable Bond Funds, Tax-Free Bond Funds, YieldPlus Fund and GNMA Fund paid no brokerage commissions in the last 3 fiscal years.



The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and underwriting commissions.



The investment adviser seeks to obtain the best overall execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.



The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker or dealer providing such services.


The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances.


The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.



Registrant may aggregate securities sales or purchases among two or more clients. Registrant will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected client and is consistent with the terms of the investment advisory agreement for such client. It is Registrant's policy, to the extent practicable, to allocate investment opportunities over a period of time on a fair and equitable basis relative to all clients.



In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.


                             REGULAR BROKER-DEALERS

Each fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. As of August 31, 2003, certain of the funds held securities issued by their respective regular broker-dealers, as indicated below.

SCHWAB SHORT-TERM BOND MARKET FUND TM

                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                    August 31, 2003
-----------------------------------------------------------    ---------------------------------------
Bank of America Corp.                                                      $5,020,000
J.P. Morgan Chase & Co.                                                    $4,927,000
Goldman Sachs Group, Inc.                                                  $4,027,000
Credit Suisse First Boston International Corp.                             $2,952,000
Morgan Stanley Dean Witter Capital                                         $1,682,000




SCHWAB TOTAL BOND MARKET FUND TM

                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                    August 31, 2003
-----------------------------------------------------------    ---------------------------------------
Countrywide Securities Corporation                                        $12,014,000
Goldman Sachs & Co.                                                        $7,461,000
Morgan Stanley Dean Witter Capital                                         $6,282,000
Credit Suisse First Boston                                                 $4,562,000



SCHWAB YIELDPLUS FUND(R)

                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                    August 31, 2003
-----------------------------------------------------------    ---------------------------------------
Credit Suisse First Boston                                                $42,866,000
Bank of America Mortgage Securities                                       $28,904,000
Deutsche Bank Capital Trust                                               $21,943,000
Lehman Brothers Holdings, Inc.                                            $19,976,000
Morgan Stanley Dean Witter Capital                                         $8,375,000
J.P. Morgan Chase & Co.                                                    $5,409,000



SCHWAB GNMA FUND TM

                                                                   Value of Fund's Holdings as of
                    Regular Broker-Dealer                                    August 31, 2002
-----------------------------------------------------------    ---------------------------------------
Morgan Stanley Dean Witter Capital                                           $773,000


                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Investments. Schwab Investments was organized under Massachusetts law on October 26, 1990.


The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by a fund or share class. Each fund's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs for retirement savings, college savings, graduation gifts or charitable giving funds.


Each fund may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provides that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

 PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2003:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.


The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.



The funds are designed for long-term investing. Because short-term trading activities can disrupt the smooth management of the fund and increase its expenses, the funds reserve the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.



A fund's share price and principal value change, and when you sell your shares they may be worth less than what you paid for them.


                         EXCHANGING SHARES OF THE FUNDS

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(TM) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds(R) that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES


Each business day, each share class of a fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the investment adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.


Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of the funds' securities may change on days when it is not possible to buy or sell shares of the funds.

The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.


                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, a fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax, at regular corporate rates on its net income, including any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of a fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Distributions of net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Because a fund's income is expected to consist of interest rather than dividends, it is anticipated that no portion of its distributions will generally be eligible for the dividends-received deduction.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

If, at the close of each quarter of its taxable year, at least 50% of the value of a fund's assets consist of obligations the interest on which is excludable from gross income, a fund may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by a fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.

Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code and are also taken into account when determining the taxable portion of social security or railroad retirement benefits. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer's federal income tax liability. The AMT may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporations' alternative minimum taxable income for purposes of determining the AMT.

The funds may realize capital gains or taxable income from the sale of municipal bonds and may make taxable distributions. For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to the shareholder as long-term capital gain, no matter how long the shareholder has held shares in a fund.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the funds is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

                     GENERAL STATE AND LOCAL TAX INFORMATION

Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the funds.

                          CALIFORNIA TAX CONSIDERATIONS


The Schwab California Short/Intermediate Tax-Free Bond Fund TM and Schwab California Long-Term Tax Free Bond Fund TM intend to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). A fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of a fund's taxable year, at least 50% of the value of a fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) a fund continues to qualify as a regulated investment company.


If a fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. A fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in a fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of a fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes if a fund distributes California exempt-interest dividends.

If a fund qualifies to pay dividends to shareholders that are California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if (1) they are designated as exempt-interest dividends by a fund in a written notice to shareholders mailed within 60 days of the close of a fund's taxable year and (2) to the extent the interest received by a fund during the year on California Tax-Exempt Obligations exceeds expenses of a fund that would be disallowed under California personal income tax law as allocable to tax-exempt interest if a fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).

                  TAXABLE BOND FUNDS STANDARDIZED TOTAL RETURN

                                                                                    Average Annual
                                    Average Annual          Average Annual         Total Return from
                                     Total Return            Total Return           commencement of
                                   for 1 year ended        for 5 years ended         operations* to
                                   August 31, 2003          August 31, 2003         August 31, 2003
                                   ----------------        -----------------       -----------------
Schwab Short-Term Bond
Market Fund TM                          4.16%                   5.66%                  5.19%**

After-tax Returns:

On Distribution                         2.89%                   3.62%                  2.93%**

On Distribution and Sale                2.65%                   3.52%                  2.99%**

Schwab Total Bond Market Fund TM        4.37%                   6.06%                  6.06%**

After-tax Returns:

On Distribution                         2.73%                   3.70%                  3.52%**

On Distribution and Sale                2.81%                   3.68%                  3.54%**



------------

* November 5, 1991 for the Schwab Short-Term Bond Market Fund and March 5, 1993 for the Schwab Total Bond Market Fund.
**   Average annual total return for 10 years ended August 31, 2003.



                  TAX-FREE BOND FUNDS STANDARDIZED TOTAL RETURN

                                                                                        Average Annual
                                    Average Annual             Average Annual          Total Return from
                                     Total Return               Total Return            commencement of
                                   for 1 year ended           for 5 years ended         operations* to
Fund                               August 31, 2003             August 31, 2003          August 31, 2003
-------------------------          ----------------           -----------------        -----------------
Schwab Short/Intermediate
Tax-Free Bond Fund TM                  2.50%                      4.31%                     4.30%**

After-tax Returns:

On Distribution                        2.50%                      4.31%                     4.30%**

On Distribution and Sale               2.64%                      4.18%                     4.22%**

Schwab Long-Term Tax-Free
Bond Fund TM                           4.01%                      4.84%                     5.52%**

After-tax Returns:

On Distribution                        4.01%                      4.81%                     5.47%**

On Distribution and Sale               4.07%                      4.77%                     5.38%**

                                                                                        Average Annual
                                   Average Annual              Average Annual          Total Return from
                                    Total Return                Total Return            commencement of
                                   for 1 year ended           for 5 years ended         operations* to
Fund                               August 31, 2003             August 31, 2003          August 31, 2003
-------------------------          ----------------           -----------------        -----------------
Schwab California
Short/Intermediate
Tax-Free Bond Fund TM                  2.15%                      4.23%                     4.34%**

After-tax Returns:

On Distribution                        2.15%                      4.23%                     4.34%**

On Distribution and Sale               2.45%                      4.11%                     4.25%**

Schwab California
Long-Term Tax-Free Bond
Fund TM                                2.14%                      4.67%                     5.35%**

After-tax Returns:

On Distribution                        2.14%                      4.67%                     5.31%**

On Distribution and Sale               2.89%                      4.68%                     5.26%**


------------

* April 21, 1993 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab California Short/Intermediate Tax-Free Bond Fund; September 11, 1992 for the Schwab Long-Term Tax-Free Bond Fund; and February 24, 1992 for the Schwab California Long-Term Tax-Free Bond Fund.
**   Average annual total return for 10 years ended August 31, 2003.


                    YIELDPLUS FUND STANDARDIZED TOTAL RETURN

                                                                                    Average Annual
                                                 Average Annual                    Total Return from
                                                Total Return for                    commencement of
                                                  1 year ended                      operations* to
                                                August 31, 2003                     August 31, 2003
                                                ----------------                   -----------------
Schwab YieldPlus Fund(R)
     Investor Shares                                 2.95%                               4.48%

After-tax Returns:

On Distribution                                      1.68%                               2.41%

On Distribution and Sale                             1.86%                               2.56%

     Select Shares                                   3.10%                               4.63%

After-tax Returns:

On Distribution                                      1.77%                               2.50%

On Distribution and Sale                             1.95%                               2.66%


------------
*    October 1, 1999 for Schwab YieldPlus Fund.


                       GNMA FUND STANDARDIZED TOTAL RETURN



                                                 Total Return for
                                                the period between
                                                March 1, 2003 and
                                                 August 31, 2003
                                                ------------------
Schwab GNMA Fund TM
     Investor Shares                                  -1.11%

After-tax Returns:

On Distribution                                       -1.81%

                                                 Total Return for
                                                the period between
                                                March 1, 2003 and
                                                 August 31, 2003
                                                ------------------
On Distribution and Sale                              -0.72%
     Select Shares                                    -1.11%

After-tax Returns:

On Distribution                                       -1.81%

On Distribution and Sale                              -0.72%


An after-tax total return for the fund may be calculated by taking the fund's total return and subtracting applicable federal taxes from the portions of the fund's total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.


The fund may advertise the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.


           TAXABLE BOND FUNDS NONSTANDARDIZED CUMULATIVE TOTAL RETURN



                                                    Cumulative Total Return
                                                       from commencement
                                                       of operations* to
Fund                                                    August 31, 2003
----------------------------------                  -----------------------
Schwab Short-Term Bond Market Fund TM                        96.26%

Schwab Total Bond Market Fund TM                             95.75%


* November 5, 1991 for Schwab Short-Term Bond Market Fund and March 5, 1993 for the Schwab Total Bond Market Fund.

           TAX-FREE BOND FUNDS NONSTANDARDIZED CUMULATIVE TOTAL RETURN


                                                                       Cumulative Total Return
                                                                          from commencement
                                                                          of operations* to
Fund                                                                       August 31, 2003
--------------------------------------------                           -----------------------
Schwab Short/Intermediate Tax-Free Bond Fund TM                                 56.75%

Schwab Long-Term Tax-Free Bond Fund TM                                          91.02%

Schwab California Short/Intermediate Tax-Free Bond Fund TM                      56.87%

Schwab California Long-Term Tax-Free Bond Fund TM                               106.15%


------------
* April 21, 1993 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab California Short/Intermediate Tax-Free Bond Fund; September 11, 1992 for the Schwab Long-Term Tax-Free Bond Fund; and February 24, 1992 for the Schwab California Long-Term Tax-Free Bond Fund.

             YIELDPLUS FUND NONSTANDARDIZED CUMULATIVE TOTAL RETURN


                                                                Cumulative Total Return
                                                                   from commencement
                                                                  of operations* to
                                                                   August 31, 2003
                                                                -----------------------
Schwab YieldPlus Fund(R)

     Investor Shares                                                    18.72%

     Select Shares                                                      19.42%


------------
*    October 1, 1999 for Schwab YieldPlus Fund.


                GNMA FUND NONSTANDARDIZED CUMULATIVE TOTAL RETURN



                                                                     Total Return
                                                                   from commencement
                                                                  of operations* to
                                                                   August 31, 2003
                                                                   -----------------
Schwab GNMA Fund TM

     Investor Shares                                                    -1.11%

     Select Shares                                                      -1.11%


------------
*    March 1, 2003 for the Schwab GNMA Fund.


Each fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the end of the fiscal year.

                       TAXABLE BOND FUNDS 30-DAY SEC YIELD


                                                                           30-day period
                                                                               ended
Fund                                                                      August 31, 2003
----------------------------------                                        ---------------
Schwab Short-Term Bond Market Fund TM                                          2.90%

Schwab Total Bond Market Fund TM                                               3.04%



                      TAX FREE-BOND FUNDS 30-DAY SEC YIELD

                                                                              30-day period
                                                                                  ended
Fund                                                                         August 31, 2003
--------------------------------------------                                 ---------------
Schwab Short/Intermediate Tax-Free Bond Fund TM                                   2.32%

Schwab Long-Term Tax-Free Bond Fund TM                                            4.20%

Schwab California Short/Intermediate Tax-Free Bond Fund TM                        2.34%

Schwab California Long-Term Tax-Free Bond Fund TM                                 4.47%

                         YIELDPLUS FUND 30-DAY SEC YIELD

                                                                            30-day period
                                                                                ended
                                                                           August 31, 2003
                                                                           ---------------
Schwab YieldPlus Fund(R)

     Investor Shares                                                            2.44%

     Select Shares                                                              2.59%



                           GNMA FUND 30-DAY SEC YIELD

                                                                            30-day period
                                                                                ended
                                                                           August 31, 2003
                                                                           ---------------
Schwab GNMA Fund TM

     Investor Shares                                                            0.88%

     Select Shares                                                              0.88%



A 30-day yield is calculated by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

          a-b
        -----
YIELD = 2[(cd+1)6(SUP)-1]

Where:

a  =  dividends and interest earned during the period.

b  =  expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d  =  the maximum offering price per share on the last day of the period.

                 TAX-FREE BOND FUNDS 30-DAY TAX-EQUIVALENT YIELD



                                                                           30-day period
                                                                               ended
Fund                                                                      August 31, 2003
--------------------------------------------                              ---------------
Schwab Short/Intermediate Tax-Free Bond Fund TM                                3.57%

Schwab Long-Term Tax-Free Bond Fund TM                                         6.46%

Schwab California Short/Intermediate Tax-Free Bond Fund TM                     3.97%

Schwab California Long-Term Tax-Free Bond Fund TM                              7.58%



The tax equivalent yield of the funds is calculated by dividing that portion of the applicable fund's yield (computed as described above) that is tax-exempt by an amount equal to 1 minus the applicable effective tax rate, and adding the result to that portion, if any, of the yield of a fund that is not tax-exempt. For the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, the maximum federal marginal rate of 35.0% is normally used. For the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-

Term Tax-Free Bond Fund, a maximum combined federal and State of California marginal rate of 41.05% is normally used.


Tax equivalent effective yields are computed in the same manner as tax equivalent yields, except that effective yield is substituted for yield in the calculation.

                             COMPARATIVE PERFORMANCE

The performance of a fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments and measures for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. A fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause a fund's performance to be higher or lower than that of an index.

Each Bond Fund's performance may be compared to various unmanaged bond indexes in addition to the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index and the unmanaged Lehman Brothers U.S. Aggregate Bond Index, including but not limited to, Salomon Smith Barney Broad Investment-Grade Bond Index, the Lehman Brothers Government/Credit Bond Index, the Merrill Lynch Domestic Master Index and to Lipper, Inc. averages and Morningstar, Inc. rankings.

The following tables illustrate the historical total return of securities comprising the indexes beginning calendar year end December 31, 1989 through calendar year end December 31, 2002. This historical information is not indicative of any future trend of the funds or the particular market sectors that the indexes represent.




                              U.S. AGGREGATE                SHORT (1-5 Year)
     DATE                       BOND INDEX              GOVERNMENT/CREDIT INDEX
-------------                 --------------            ------------------------
Dec. 31, 1989                     14.53                          11.70
Dec. 31, 1990                      8.96                           9.69
Dec. 31, 1991                     16.00                          13.14
Dec. 31, 1992                      7.40                           6.83
Dec. 31, 1993                      9.75                           7.10
Dec. 31, 1994                     -2.92                          -0.72
Dec. 31, 1995                     18.47                          12.88
Dec. 31, 1996                      3.63                           4.67
Dec. 31, 1997                      9.65                           7.13
Dec. 31, 1998                      8.67                           7.64
Dec. 31, 1999                     -0.82                           2.09
Dec. 31, 2000                     11.63                           8.91
Dec. 31, 2001                      9.03                           8.44
Dec. 31, 2002                     10.25                           8.12

                  APPENDIX -- RATINGS OF INVESTMENT SECURITIES

From time to time, a fund may report the percentage of its assets that falls into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                   FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                   FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                                     PART C
                               OTHER INFORMATION
                               SCHWAB INVESTMENTS

Item 23. Exhibits.
         --------

(a)      Articles of Incorporation            Agreement and Declaration of Trust, dated October 26, 1990, was electronically filed and is incorporated by reference to Exhibit 1, File
                                              No. 811-6200, of Post-Effective Amendment No. 22 to Registrant's
                                              Registration Statement on Form N-1A, filed on December 30, 1997.

(b)      By-Laws                              Amended and Restated By-Laws were electronically filed and are incorporated by reference to Exhibit 2, File No. 811-6200, of
                                              Post-Effective Amendment No. 22 to Registrant's Registration Statement
                                              on Form N-1A, filed on December 30, 1997.

(c)      Instruments Defining        (i)      Article III, Section 5, Article V, Article VI, Article VIII, Section 4
         Rights of Security Holders           and Article IX, Sections 1, 5 and 7 of the Agreement and Declaration of
                                              Trust were filed and are incorporated by reference to Exhibit 1, File
                                              No. 811-6200, of Post-Effective Amendment No. 22 to Registrant's
                                              Registration Statement on Form N-1A, filed on December 30, 1997.

                                     (ii)     Article 9, Article 10, Section 6, and Article 11 of the Amended and
                                              Restated By-Laws were filed and are incorporated by reference to
                                              Exhibit 2, File No. 811-6200, of Post-Effective Amendment No. 22 to
                                              Registrant's Registration Statement on Form N-1A filed on
                                              December 30, 1997.

(d)      Investment Advisory         (i)      Investment Advisory and Administration Agreement between Registrant and
         Contracts                            Charles Schwab Investment Management, Inc. (the "Investment Adviser")
                                              and Schedules B and C were electronically filed and are incorporated by reference to Exhibit 5(a), File No. 811-6200, of Post-Effective
                                              Amendment No. 22 to Registrant's Registration Statement on Form N-1A,
                                              filed on December 30, 1997.

                                     (ii)     Amended Schedules A and D to Investment Advisory and Administration
                                              Agreement referred to at Exhibit (d)(i) above are electronically filed herein as Exhibit (d)(ii), File No. 811-6200.

                                     (iii)    Letter of Agreement between Registrant and Investment Advisor on behalf of Schwab Investments dated October 30, 2003, is electronically filed herein as Exhibit (d)(iii), File No. 811-6200.


Part C

(e)      Underwriting Contracts      (i)      Distribution Agreement between Registrant and Charles Schwab & Co., Inc.
                                              ("Schwab") was electronically filed and is incorporated by reference to
                                              Exhibit 6, File No. 811-6200, of Post-Effective Amendment No. 22 to
                                              Registrant's Registration Statement on Form N-1A, filed on December 30,
                                              1997.

                                     (ii)     Amended Schedule A to the Distribution Agreement was electronically filed and is incorporated herein as Exhibit (e)(ii), File No. 811-6200, of Post-Effective Amendment No. 46 to the Registrant's Registration
                                              Statement on Form N-1A, filed on January 27, 2003.

(f)      Bonus or Profit Sharing              Inapplicable.
         Contracts

(g)      Custodian Agreements        (i)      Custodian Services Agreement between Registrant and PFPC Trust Company was electronically filed and is incorporated by reference to Exhibit
                                              (g)(i), File No. 811-6200, of Post-Effective Amendment No. 44 to
                                              Registrant's Registration Statement on Form N-1A, filed on November 12,
                                              2002.

                                     (ii)     Amended Custodian Services Fee Agreement dated November 1, 1998, by and between the Registrant and PFPC Trust Company, as assigned by PNC
                                              Bank, is incorporated herein by reference to Exhibit (g)(xii), File No.
                                              811-6200, of Post-Effective Amendment No. 27 to Registrant's Registration
                                              Statement on Form N-1A, electronically filed on December 30, 1998.

                                     (iii)    Schedule A to the Custodian Services Fee Agreement between the registrant and PFPC Trust Company, as assigned by PNC Bank, was electronically filed and is incorporated by reference to Exhibit (g)(xiv), File No. 811-6200, of Post-Effective Amendment No. 29 to Registrant's Registration Statement
                                              on Form N-1A, filed on July 21, 1999.

                                     (iv)     Foreign Custody Agreement between Registrant and PFPC Trust Company dated
                                              May 22, 2002, was electronically filed and is incorporated by reference to
                                              Exhibit (g)(xii), File No. 811-6200, of Post-Effective Amendment No. 44 to
                                              Registrant's Registration Statement on Form N-1A, filed on November 12,
                                              2002.

                                     (v)      Transfer Agency Agreement between the Registrant and Schwab and Schedule
                                              B were electronically filed and are incorporated by reference to Exhibit
                                              8(e), File No. 811-6200, of Post-Effective Amendment No. 22 to
                                              Registrant's Registration Statement on Form N-1A, filed on December 30,
                                              1997.

Part C

                                     (vi)     Amended Schedules A and C to the Transfer Agency Agreement referred to at
                                              Exhibit (g)(v) above was electronically filed and is incorporated by reference herein as Exhibit (g)(vi), File No. 811-6200, of Post-Effective
                                              Amendment No. 46 to the Registrant's Registration Statement on Form N-1A,
                                              filed on January 27, 2003.

                                     (vii)    Shareholder Service Agreement between the Registrant and Schwab and
                                              Schedule B were electronically filed and are incorporated by reference to
                                              Exhibit 8(g), File No. 811-6200, of Post-Effective Amendment No. 22 to
                                              Registrant's Registration Statement on Form N-1A, filed on December 30,
                                              1997.

                                     (viii)   Schedules A and C to the Shareholder Service Agreement between the
                                              Registrant and Schwab referenced at Exhibit (g)(vii) above was electronically filed and is incorporated by reference herein as Exhibit
                                              (g)(viii), File No. 811-6200, of Post-Effective Amendment No. 46 to the
                                              Registrant's Registration Statement on Form N-1A, filed on January 27,
                                              2003.

                                     (ix)     Accounting Services Agreement between Registrant and PFPC was electronically filed and is incorporated by reference to Exhibit (d)(ix),
                                              File No. 811-6200, of Post-Effective Amendment No. 44 to Registrant's
                                              Registration Statement on Form N-1A filed on November 12, 2002.

                                     (x)      Accounting Services Agreement with SEI Fund Resources dated April 1, 1998, was electronically filed and is incorporated herein by reference to
                                              Exhibit (g)(xiii), File No. 811-6200, of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, electronically filed on December 30, 1998.

                                     (xi)     Amended Schedule A of the Accounting Services Agreement between the
                                              Registrant and SEI Fund Resources was electronically filed and is incorporated by reference to Exhibit (g)(xvi), File No. 811-6200, of
                                              Post-Effective Amendment No. 29 to Registrant's Registration Statement on
                                              Form N-1A, filed on July 21, 1999.

                                     (xii)    Amendment No. 1 to the Accounting Services Agreement dated December 17,
                                              1998, by and between Schwab Capital Trust, Schwab Annuity Portfolios,
                                              Schwab Investments and SEI Fund Resources was electronically filed and is incorporated by reference to Exhibit (g)(xvii), File No. 811-6200, of
                                              Post-Effective Amendment No. 29 to Registrant's Registration Statement on
                                              Form N-1A, filed on July 21, 1999.

(h)      Other Material Contracts             Inapplicable.


Part C

(i)      Legal Opinion                        Opinion of counsel is electronically filed herewith as Exhibit (i), File
                                              No. 811-6200.

(j)      Other Opinions                       Auditors' Consent electronically filed herewith as Exhibit (j), File No.
                                              811-6200.

(k)      Omitted Financial                    Inapplicable.
         Statements

(l)      Initial Capital Agreement   (i)      Purchase Agreement relating to shares of the Schwab 1000 Fund was electronically filed and is incorporated by reference to Exhibit (l)(i),
                                              File No. 811-6200, of Post-Effective Amendment No. 29 to Registrant's
                                              Registration Statement on Form N-1A, filed on July 21, 1999.

                                     (ii)     Purchase Agreement relating to shares of the Schwab Short-Term Bond Market
                                              Index Fund (formerly Schwab Short/Intermediate Government Bond Fund) was electronically filed and incorporated by reference to Exhibit (l)(ii),
                                              File No. 811-6200, of Post-Effective Amendment No. 29 to Registrant's
                                              Registration Statement on Form N-1A, filed on July 21, 1999.

                                     (iii)    Purchase Agreement relating to shares of the Schwab California Long-Term
                                              Tax-Free Bond Fund (formerly Schwab California Tax Free Bond Fund) was electronically filed and is incorporated by reference to Exhibit (l)(iii),
                                              File No. 811-6200, of Post-Effective Amendment No. 29 to Registrant's
                                              Registration Statement on Form N-1A, filed on July 21, 1999.

                                     (iv)     Purchase Agreement relating to shares of the Schwab Long-Term Tax-Free
                                              Bond Fund (formerly Schwab National Tax Free Bond Fund) was electronically filed and is incorporated by reference to Exhibit (l)(iv), File No.
                                              811-6200, of Post-Effective Amendment No. 29 to Registrant's Registration
                                              Statement on Form N-1A, filed on July 21, 1999.

                                     (v)      Purchase Agreement relating to shares of the Schwab Short/Intermediate
                                              Tax-Free Bond Fund, Schwab California Short/Intermediate Tax-Free Bond
                                              Fund and Schwab Total Bond Market Index Fund (formerly, Schwab Long-Term
                                              Government Bond Fund) was electronically filed and is incorporated by reference to Exhibit 13, File No. 811-6200, to Post-Effective Amendment
                                              No. 22 to Registrant's Registration Statement on Form N-1A filed on
                                              December 30, 1997.


Part C

                                     (vi)     Purchase Agreement relating to shares of the Schwab YieldPlus Fund(R) was electronically filed and is incorporated by reference to Exhibit (l)(vi)
                                              of Post-Effective Amendment No. 29, File No. 811-6200, to Registrant's
                                              Registration Statement on Form N-1A, filed on July 21, 1999.

                                     (vii)    Purchase Agreement relating to shares of the Schwab GNMA Fund was electronically filed and is incorporated by reference herein as Exhibit
                                              (l)(vii) of Post-Effective Amendment No. 45, File No. 811-6200, of
                                              Post-Effective Amendment No. 46 to the Registrant's Registration
                                              Statement on Form N-1A, filed on January 27, 2003.


(m)      Rule 12b-1 Plan                      Inapplicable.


(n)      Financial Data Schedule              Inapplicable.

(o)      Rule 18f-3 Plan             (i)      Registrant's Amended and Restated Multiple Class Plan for Investor and
                                              Select Shares of Schwab GNMA Fund is electronically filed and incorporated by reference herein as Exhibit (o)(i), File No. 811-6200, of Post-Effective Amendment No. 46 to the Registrant's Registration
                                              Statement on Form N-1A, filed on January 27, 2003.

(p)      Power of Attorney           (i)      Power of Attorney executed by Mariann Byerwalter, September 4, 2002, to
                                              Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A,
                                              electronically filed on November 12, 2002, is incorporated herein by reference to Exhibit (p)(i), File No. 811-6200.

                                     (ii)     Power of Attorney executed by William A. Hasler, September 4, 2002, to
                                              Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A,
                                              electronically filed on November 12, 2002, is incorporated herein by reference to Exhibit (p)(ii), File No. 811-6200.

                                     (iii)    Power of Attorney executed by Gerald B. Smith, September 4, 2002, to
                                              Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A,
                                              electronically filed on November 12, 2002, is incorporated herein by reference to Exhibit (p)(iii), File No. 811-6200.



Part C

                                     (iv)     Power of Attorney executed by Donald F. Doward, September 4, 2002, to
                                              Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A,
                                              electronically filed on November 12, 2002, is incorporated herein by reference to Exhibit (p)(iv), File No. 811-6200.

                                     (v)      Power of Attorney executed by Robert G. Holmes, September 4, 2002, to
                                              Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A,
                                              electronically filed on November 12, 2002, is incorporated herein by reference to Exhibit (p)(v), File No. 811-6200.

                                     (vi)     Power of Attorney executed by Donald R. Stephens, September 4, 2002, to
                                              Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A,
                                              electronically filed on November 12, 2002, is incorporated herein by reference to Exhibit (p)(vi), File No. 811-6200.

                                     (vii)    Power of Attorney executed by Michael W. Wilsey, September 4, 2002, to
                                              Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A,
                                              electronically filed on November 12, 2002, is incorporated herein by reference to Exhibit (p)(vii), File No. 811-6200.

                                     (viii)   Power of Attorney executed by Charles R. Schwab, September 4, 2002, to
                                              Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A,
                                              electronically filed on November 12, 2002, is incorporated herein by reference to Exhibit (p)(viii), File No. 811-6200.

                                     (ix)     Power of Attorney executed by Jeffrey M. Lyons, September 4, 2002, to
                                              Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A,
                                              electronically filed on November 12, 2002, is incorporated herein by reference to Exhibit (p)(x), File No. 811-6200.

                                     (x)      Power of Attorney executed by Randall W. Merk, September 4, 2002, to
                                              Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A,
                                              electronically filed on November 12, 2002, is incorporated herein by reference to Exhibit (p)(xi), File No. 811-6200.

                                     (xi)     Power of Attorney executed by Tai-Chin Tung, September 4, 2002, to
                                              Post-Effective Amendment No. 44, to Registrant's Statement on Form N-1A,
                                              electronically filed on November 12, 2002, is incorporated herein by reference to Exhibit (p)(xii), File No. 811-6200.


Part C


                                     (xii)    Power of Attorney executed by Dawn Lepore, dated August 26, 2003, is electronically filed herewith as Exhibit (p)(xii), File No. 811-6200.

                                     (xiii)   Certificate of Assistant Secretary executed by Alice L. Schulman, August
                                              20, 2001, to Post-Effective Amendment No. 37 to Registrant's Statement
                                              on Form N-1A electronically filed on August 28, 2001, is incorporated herein by reference to Exhibit (p)(xiii), File No. 811-6200.

(q)      Code of Ethics              (i)      Code of Ethics adopted by Registrant, Charles Schwab Investment
                                              Management Inc. and Charles Schwab & Co., Inc. is electronically filed herein as to Exhibit (g)(i), File No. 811-6200.



Item 24.      Persons Controlled by or under Common Control with the Registrant.

The Charles Schwab Family of Funds (the "Schwab Fund Family"), Schwab Capital Trust and Schwab Annuity Portfolios are each Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each is advised by the Investment Manager and employs Schwab as principal underwriter, transfer agent and shareholder services agent. As a result, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios may each be deemed to be under common control with Registrant.

Item 25.      Indemnification.

Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Part C

Item 26.      Business and Other Connections of Investment Manager

Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, and an investment adviser to certain non-investment company clients.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below. In addition, the name and position of each director and/or senior or executive officer of the Registrant's principal underwriter Charles Schwab & Co. Inc. is listed below.


Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------------------- ------------------------------------------------- ----------------------------------
Charles R. Schwab,               Charles Schwab & Co., Inc.                        Chairman, Director
Trustee and Chairman
                                 The Charles Schwab Bank, N.A.                     Chairman, Director

                                 The Charles Schwab Corporation                    Chairman;
                                                                                   Co-Chief Executive Officer until
                                                                                   May 2003

                                 Charles Schwab Investment Management, Inc.        Chairman, Director

                                 Schwab Holdings, Inc.                             Chief Executive Officer, Director

                                 Schwab International Holdings, Inc.               Chairman and Chief Executive
                                                                                   Officer

                                 Schwab (SIS) Holdings, Inc. I                     Chairman and Chief Executive
                                                                                   Officer

                                 Charles Schwab Holdings (UK)                      Chairman

                                 U.S. Trust Corporation                            Director


Part C

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------------------- ------------------------------------------------- ----------------------------------
                                 United States Trust Company of New York           Director

                                 The Gap, Inc.                                     Director

                                 Siebel Systems                                    Director

                                 Xign, Inc.                                        Director until May 2003

                                 Stanford University                               Trustee

                                 Audiobase, Inc.                                   Director until March 2002

                                 Vodaphone AirTouch PLC                            Director until May 2002

                                 The Charles Schwab Trust Company                  Director until July 2001

David S. Pottruck                Charles Schwab & Co., Inc.                        President and Chief Executive
                                                                                   Officer, Director

                                 The Charles Schwab Corporation
                                                                                   President, Chief Executive
                                                                                   Officer and Director;
                                                                                   Co-Chief Executive Officer
                                                                                   until May 2003.

                                 U.S. Trust Corporation                            Director

                                 United States Trust Company of New York           Director

                                 Schwab (SIS) Holdings, Inc. I                     President and Chief Operating
                                                                                   Officer

                                 Schwab Holdings, Inc.                             President and Chief Operating
                                                                                   Officer, Director

                                 Schwab International Holdings, Inc.               President and Chief Operating
                                                                                   Officer

                                 Charles Schwab Investment Management, Inc.        Director until October 2001

Dawn Lepore                      Charles Schwab & Co., Inc.                        Vice Chair - Technology,
Trustee                                                                            Operations, and Administration

Part C

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------------------- ------------------------------------------------- ----------------------------------
                                 Charles Schwab & Co., Inc.                        Vice Chair - Technology and
                                                                                   Administration (October 2001 to
                                                                                   July 2002).

                                 Charles Schwab & Co., Inc.                        Vice Chair and Chief Information
                                                                                   Officer (July 1999 to October
                                                                                   2001).

                                 Wal-Mart Stores, Inc.                             Director

                                 EBay, Inc.                                        Director

Jeffrey M. Lyons                 Charles Schwab & Co., Inc.                        Executive Vice President, Asset
Trustee                                                                            Management Products & Services.
                                                                                   Prior to September 2001,
                                                                                   Mr. Lyons was Executive Vice
                                                                                   President, Mutual Funds.

Randall W. Merk                  Charles Schwab & Co., Inc.                        Executive Vice President.  Prior
President and Chief Executive                                                      to September 2002, Mr. Merk was
Officer                                                                            President and Chief Investment
                                                                                   Officer, American Century
                                                                                   Investment Management and
                                                                                   Director, American Century
                                                                                   Companies, Inc. (June 2001 to
                                                                                   August 2002); Chief Investment
                                                                                   Officer, Fixed Income, American
                                                                                   Century Companies, Inc. (January
                                                                                   1997 to June 2001).

                                 Charles Schwab Investment Management, Inc.        President and Chief Executive
                                                                                   Officer

                                 Charles Schwab Asset Management (Ireland)         Director
                                 Limited

                                 Charles Schwab Worldwide Funds PLC                Director

Koji E. Felton,                  Charles Schwab Investment Management, Inc.        Senior Vice President, Chief
Secretary                                                                          Counsel and Assistant Corporate
                                                                                   Secretary


Part C

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------------------- ------------------------------------------------- ----------------------------------
Christopher V. Dodds             Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Financial Officer

Carrie Dwyer                     Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Corporate Oversight and
                                                                                   Corporate Secretary

Lon Gorman                       Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
                                                                                   President Schwab Institutional
                                                                                   and Asset Management

Daniel O. Leemon                 Charles Schwab & Co., Inc.                        Executive Vice President  -
                                                                                   Business Strategy

Mary McLeod                      Charles Schwab & Co., Inc.                        Executive Vice President - Human
                                                                                   Resources

Deborah McWhinney                Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   President, Schwab
                                                                                   Institutional.  Prior to January
                                                                                   2001, President, Engage Media
                                                                                   Services Group (July 1999 until
                                                                                   January 2001).

Geoffrey J. Penney               Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Information Officer

Gideon Sasson                    Charles Schwab & Co., Inc.                        Enterprise President - Brokerage
                                                                                   Operations

Maurisa Sommerfield              Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Schwab Operations

William Atwell                   Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Client Sales and Services and
                                                                                   Schwab Bank

                                 The Charles Schwab Bank, N.A.                     Director

                                 Charles Schwab Asset Management (Ireland)         Director
                                 Limited

                                 Charles Schwab Worldwide Funds PLC                Director


Part C

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------------------- ------------------------------------------------- ----------------------------------
Tai-Chin Tung,                   Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Treasurer and Principal                                                            Financial Officer
Financial Officer

                                 The Charles Schwab Trust Company                  Vice President

                                 Charles Schwab Asset Management (Ireland)         Director
                                 Limited

                                 Charles Schwab Worldwide Funds PLC                Director

Stephen B. Ward,                 Charles Schwab Investment Management, Inc.        Director, Senior Vice President
Senior Vice President and                                                          and Chief Investment Officer
Chief Investment Officer
                                 The Charles Schwab Trust Company                  Chief Investment Officer



Item 27.      Principal Underwriters.

              (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab also acts as principal underwriter for The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.

              (b) See Item 26(b) for information on each director and/or senior or executive officer of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

              (c)  Not applicable.

Item 28.      Location of Accounts and Records.

              All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant; Registrant's investment manager and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's Custodian, PFPC Trust Company, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia, Pennsylvania 19153; Registrant's fund accountants, PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 or SEI Fund Resources, Oaks, Pennsylvania; or Ropes & Gray, 1301 K Street, N.W., Suite 800 East, Washington, District of Columbia, 20005.

Item 29.      Management Services.

              Not applicable.


Part C

Item 30.      Undertakings.

              Not applicable.



Part C

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 48 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 10th day of November, 2003.

                                       SCHWAB INVESTMENTS
                                       Registrant



                                       Charles R. Schwab*
                                       ---------------------------------------
                                       Charles R. Schwab, Chairman and Trustee

         Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 10th day of November, 2003.

Signature                                            Title
---------                                            ------

Charles R. Schwab*                                   Chairman and Trustee
----------------------
Charles R. Schwab

Randall W. Merk*                                     President and Chief Executive Officer
----------------------
Randall W. Merk

Dawn Lepore*                                         Trustee
----------------------
Dawn Lepore

Jeff Lyons*                                          Trustee
----------------------
Jeff Lyons

Mariann Byerwalter*                                  Trustee
----------------------
Mariann Byerwalter

Donald F. Dorward*                                   Trustee
----------------------
Donald F. Dorward

William A. Hasler*                                   Trustee
----------------------
William A. Hasler

Robert G. Holmes*                                    Trustee
----------------------
Robert G. Holmes

Gerald B. Smith*                                     Trustee
----------------------
Gerald B. Smith

Donald R. Stephens*                                  Trustee
----------------------
Donald R. Stephens

Michael W. Wilsey*                                   Trustee
---------------------
Michael W. Wilsey

Tai-Chin Tung*                                       Treasurer and Principal Financial Officer
---------------------
Tai-Chin Tung

*By: /s/ Timothy W. Levin
     ----------------------------------
     Timothy W. Levin, Attorney-in-Fact
     Pursuant to Power of Attorney

                                  EXHIBIT INDEX


EXH. NO.                 DOCUMENT
--------                 ---------------------------
 (i)                     Legal Opinion
 (j)                     Other Opinion
 (d)(iii)                Letter of Agreement
 (p)(xii)                Power of Attorney